     As filed with the Securities and Exchange Commission on April 8, 1997

                                                 Securities Act File No. 2-10685
                                         Investment Company Act File No. 811-214
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         /x/
                           Pre-Effective Amendment No.                       / /
                         Post-Effective Amendment No. 78                     /x/
                                     and/or
         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     /x/
                                  Amendment No.                              /x/
                        (Check Appropriate Box or Boxes)

                           SENTINEL GROUP FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

          National Life Drive                                            05604
          Montpelier, Vermont                                         (Zip Code)
(Address of Principal Executive Offices)

                                 (802) 229-3900
              (Registrant's Telephone Number, including Area Code)

     D. Russell Morgan, Esq.                                    COPY to:
c/o Sentinel Group Funds, Inc.                          John A. MacKinnon, Esq.
     National Life Drive                                     Brown & Wood LLP
   Montpelier, Vermont 05604                             One World Trade Center
(Name and Address of Agent for Service)            New York, New York 10048-0557


          It is proposed that this filing will become effective (check appropriate box)

               / / immediately upon filing pursuant to paragraph (b)
               / / on (date) pursuant to paragraph (b)
               / / 60 days after filing pursuant to paragraph (a)(1)
               / / on (date) pursuant to paragraph (a)(1)
               /x/ 75 days after filing pursuant to paragraph (a)(2)
               / / on (date) pursuant to paragraph (a)(2) of Rule 485.
          If appropriate, check the following box:
              / / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

     This Amendment consists of the following:

     (1)  Facing Sheet of the Registration Statement.

     (2)  Prospectus Supplement.

     (3)  Part B to the Registration Statement.

     (4)  Part C to the Registration Statement (including signature page).

Part A is incorporated by reference from Post-Effective Amendment No. 77 to this Registration Statement (File No. 2-10685) filed on March 28, 1997.

     This Amendment is being filed solely to add Sentinel High Yield Bond Fund (the "Fund") as a new series of Sentinel Group Funds, Inc. and to file certain contracts relating to the Fund.

                               THE SENTINEL FUNDS

       SUPPLEMENT DATED JUNE     , 1997 TO PROSPECTUS DATED MARCH 31, 1997
                                   relating to
                          SENTINEL HIGH YIELD BOND FUND

     On June , 1997, Sentinel Group Funds, Inc. (the "Company") began offering a new Fund named Sentinel High Yield Bond Fund (the "High Yield Fund"). This Supplement, which is to be used in conjunction with the Prospectus for the Sentinel Funds dated March 31, 1997 (the "Prospectus"), describes the investment objective and policies and other features of the High Yield Fund.


     THE HIGH YIELD FUND MAY INVEST WITHOUT LIMITATION IN LOWER QUALITY DEBT SECURITIES, SOMETIMES CALLED "JUNK BONDS". INVESTORS IN THE HIGH YIELD FUND SHOULD CONSIDER THAT THESE SECURITIES CARRY GREATER RISKS, SUCH AS THE RISK OF DEFAULT, THAN OTHER DEBT SECURITIES. Please refer to the investment objective and policies section below for further information.

SHAREHOLDER TRANSACTION EXPENSES (as a percentage of the offering price)

     Both Class A shares and Class B shares of the High Yield Fund are offered to investors. The Class A shares are offered with a maximum sales charge imposed on purchases of 4.00%, and the same complete schedule of sales charges as the Bond, Government Securities, Tax-Free Income, New York and Pennsylvania Funds on page 31 of the Prospectus.

     The Class B shares of the High Yield Fund are subject to a contingent deferred sales charge ("CDSC") of a maximum of 4.00%. The CDSC applies on the same terms as the Class B shares of the other Sentinel Funds, set forth on pages 35 to 37 of the Prospectus.

     There are no other shareholder transaction expenses applicable to the High Yield Fund, except for a wire charge, which is not normally in excess of $25.00, if a shareholder chooses to redeem by means of a wire transfer, and in the case of a purchase of Class A shares without an initial sales charge as part of an investment of $1,000,000 or more, a CDSC of up to 1% may be assessed on certain redemptions. See "How to Purchase Shares - Class A Shares - Sales Charges" in the Prospectus.

ANNUAL FUND OPERATING EXPENSES

     The following table sets forth the anticipated annual operating expenses of the Class A shares and Class B shares of the High Yield Fund for the remainder of the fiscal year ending November 30, 1997.

                                                            CLASS A   CLASS B
                                                            SHARES    SHARES
                                                            -------   -------
Management Fees                                             0.75%     0.75%
Rule 12b-1 Fees (includes service fee & distribution fee)   0.20%     0.43%
Other Expenses:
     Accounting and Administrative Costs                    0.04%*    0.04%*
      Other                                                 0.22%*    0.14%*
Total Other Expenses                                        0.26%*    0.18%*
Total Fund Operating Expenses                               1.21%     1.36%

-------------------------
*"Other Expenses" are based on estimated amounts for the current fiscal year.

     The following examples illustrate the expenses that an investor would pay on a $1,000 investment in the High Yield Fund over various time periods assuming the operating expense ratio as set forth in the table above and a 5% annual rate of return.

                                         1 YEAR    3 YEARS   5 YEARS   10 YEARS
                                         ------    -------   -------   --------

Class A shares                           $52       $77       $104      $181
Class B shares (assuming redemption
        at the end of the period)*       $54       $73       $94       $156
Class B shares (assuming no redemption
        at the end of the period)*       $14       $43       $74       $156

---------------------------------
*The above table is based on the anticipated operating expense ratios for the first fiscal year of the High Yield Fund. However, the Advisor expects that the operating expense ratio of the Class B shares is likely to rise in future years, since the Class B shares' expense ratio is expected to benefit initially from a large investment made by National Life Insurance Company, an affiliate of the Advisor, and the favorable impact of that account on the expense ratio should diminish over time as more smaller accounts, which are more expensive to service per dollar of invested assets, make investments in the Fund.

     These examples should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown, and the 5% annual rate used in this example is a hypothetical rate of return. The purpose of the foregoing examples is to assist the investor in understanding the various expenses that an investor in the High Yield Fund will bear directly or indirectly.

INVESTMENT OBJECTIVE AND POLICIES

     The High Yield Fund seeks high current income and total return by investing primarily in lower rated corporate debt securities. There can be no assurance that the High Yield Bond Fund's objective will be achieved.

     The High Yield Fund will normally invest at least 80% of its total assets (other than cash and government securities) in lower rated debt securities. However, when economic conditions cause a narrowing of yield spread between these securities and higher rated securities, the High Yield Fund may invest up to 100% of its assets in higher rated securities. The High Yield Fund may invest in debt securities of any maturity. No more than 25% of the High Yield Fund's assets will be invested in a single industry, and no more than 5% of assets in a single issuer.

     LOWER RATED DEBT SECURITIES. Lower rated debt securities (commonly referred to as junk bonds) are debt securities which, because of the greater possibility that the issuers will default, are not investment grade (I.E., are rated below BBB by Standard & Poor's Ratings Services ("S&P") or below Baa by Moody's Investors Service, Inc. ("Moody's"), or are unrated but considered by the High Yield Fund's subadvisor, Keystone Investment Management Company ("Keystone"), to be of comparable credit quality). Because of the increased risk of default, these securities generally have higher nominal or effective interest rates than higher quality securities.

     The High Yield Fund may purchase bonds in the lowest rating categories (D for S&P and C for Moody) and comparable unrated securities. However, the High Yield Fund will only purchase securities rated lower than B- by S&P or B3 or lower by Moody's if Keystone believes the quality of such securities is higher than indicated by the rating.

     Lower rated bonds also are generally considered significantly more speculative and likely to default than higher quality bonds. Relative to other debt securities, junk bond values tend to be more volatile because: (i) an economic downturn may more significantly impact their potential for default; and
(ii) the secondary market for such securities may at times be less liquid or respond more adversely to negative publicity or investor perceptions, making it more difficult to value or dispose of the securities.

The likelihood that these securities will help the High Yield Fund achieve its investment objective is more dependent on Keystone's own credit analysis than on ratings.

     The risk of loss due to default by the issuer of a junk bond is significantly greater for the holders of junk bonds than for holders of higher rated securities because such securities may be unsecured and may be subordinated to other creditors of the issuer. In the event of a default, the High Yield Fund may incur additional expenses to the extent it is required to seek recovery or participate in the restructuring of the obligation.

     Junk bonds also may have call or redemption features that permit the issuer to repurchase the securities from the High Yield Fund. If a call is exercised by the issuer during a period of declining interest rates, the High Yield Fund would likely be required to replace such called securities with lower yielding securities, thus decreasing net investment income to the High Yield Fund. See the Appendix to this Supplement for a description of S&P's and Moody's ratings of lower rated corporate debt securities.


     COMMON STOCK. The High Yield Fund may invest up to 20% of total assets in common stocks, usually as a result of warrants associated with debt instruments purchased by the High Yield Fund, but also, under certain circumstances, to seek capital appreciation. The Fund may also invest in debt securities convertible into common stock.

     DEBT SECURITIES. The High Yield Fund may invest in debt securities of any maturity that pay interest at fixed, floating or adjustable rates. The High Yield Fund also may invest in debt securities (i) that do not pay interest but, instead, are issued at a significant discount to their maturity values (referred to as zero coupon securities), (ii) that pay interest, at the issuer's option, in additional securities instead of cash (referred to as pay-in-kind securities) or (iii) pay interest at predetermined rates that increase over time (referred to as step coupon bonds).

     The High Yield Fund, when aggregated with the holdings of other mutual funds advised by Keystone, will not own more than 20% of the outstanding debt securities of any issuer.

     To the extent the High Yield Fund invests in adjustable or floating rate securities, the value of such securities is less likely to be adversely affected by interest rate changes than fixed rate securities. However, reductions in interest rates also may translate into lower ordinary income distributions paid by the High Yield Fund. Additionally, although zero coupon securities, pay-in-kind securities and step coupon bonds may not pay interest, the High Yield Fund nevertheless must under existing tax laws accrue and distribute the income deemed to be earned on a current basis, and therefore may have to sell other investments to raise the cash needed to make income distributions.


     CORPORATE LOANS. The High Yield Fund may invest in corporate loans made by banks or other financial institutions either at origination or by acquiring participations in, or assignments of or novations of corporate loans. Certain corporate loans may not be readily marketable and may be subject to restrictions on resale; except as described under "Illiquid Securities" below, to the extent corporate loans are not readily marketable or subject to such restrictions, those loans would be subject to the High Yield Fund's limitation on illiquid securities.


     The corporate loans in which the High Yield Fund may invest typically are originated, negotiated and structured by a syndicate of co-lenders, one or more of whom administers the loan on behalf of the syndicate. The value of a corporate loan will depend primarily on the creditworthiness of the borrower. The High Yield Fund will invest in a corporate loan only if, in Keystone's judgment, the borrower can meet the debt service on such a loan; however, Keystone has no set minimum credit rating criteria regarding the borrowers with respect to investments in corporate loans by the High Yield Fund. Although Keystone will continue to monitor the creditworthiness of the borrowers of corporate loans in which the High Yield Fund invests, there can be no assurance that such analysis will disclose factors that will impair the value of a corporate loan.

     ILLIQUID SECURITIES. The High Yield Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are not readily marketable and include securities that are restricted as to disposition under the federal securities laws or otherwise. If registration of such securities under the Securities Act of 1933, as amended (the "Securities Act"), is required, such registration may not be readily accomplished, and if such securities may be sold without registration, such resale may be permissible only in limited quantities. In either event, the inability to sell securities at the most opportune time may negatively affect the net asset value of the High Yield Fund.


     Notwithstanding the foregoing, the High Yield Fund may purchase certain restricted securities ("Rule 144A Securities") for which there is a secondary market of qualified institutional buyers as defined by Rule 144A under the Securities Act. Rule 144A Securities that are determined to be liquid securities, either by Keystone pursuant to guidelines approved by the Board or by the Company's Board of Directors, will not be subject to the High Yield Fund's limitation on illiquid securities.

     See "Investment Objectives and Policies--Considerations Applicable to the Fixed Income Funds" in the Statement of Additional Information for additional information regarding liquidity determinations with respect to Rule 144A Securities and corporate loans.

     FOREIGN INVESTMENTS. The High Yield Fund may invest up to 25% of net assets in the securities of foreign issuers, provided that all such securities are denominated in U.S. dollars and are purchased and held by the High Yield Fund in the United States. Investments in foreign securities have special risks related to political, economic and legal conditions outside the U.S. As a result, the prices of foreign securities may fluctuate substantially more than the prices of securities of issuers based in the U.S. Special risks associated with foreign securities include the existence of less liquid markets, the unavailability of reliable information about issuers, the existence (or potential imposition) of exchange control regulations and political and economic instability, among others.


     TEMPORARY/DEFENSIVE INVESTMENTS. Temporarily available cash may be invested in certificates of deposit, bankers' acceptances, commercial paper, Treasury bills, repurchase agreements and U.S. Government Securities, as defined in the Prospectus. Some or all of the High Yield Fund's assets also may be invested in such investments during periods of unusual market conditions.


     DERIVATIVES. The High Yield Fund does not initially expect to invest in futures and options, or other derivatives contracts. However, if and when derivative securities are developed which permit effective hedging of a lower quality bond portfolio, the High Yield Fund may, for hedging purposes only, buy or sell derivative securities contracts which in the opinion of Keystone will hedge specified risks relating to the High Yield Fund's portfolio of lower quality bonds. The total market value of such contracts at the time of the transaction initiating the position will not exceed 5% of the High Yield Fund's net assets.

     "WHEN-ISSUED" SECURITIES. The High Yield Fund also may invest in "when-issued" securities, as discussed on page 24 of the Prospectus.

MANAGEMENT OF THE HIGH YIELD FUND

     INVESTMENT ADVISOR. The investment advisor to the High Yield Fund is Sentinel Advisors Company (the "Advisor"), which also is the investment advisor to the other Sentinel Funds. Information with respect to the Advisor is set forth on page 26 of the Prospectus. For its services as investment advisor, the Advisor receives from the High Yield Fund a fee based on the average daily value of the net assets of the High Yield Fund in accordance with the following schedule:

          0.75% per annum on the first $100 million of average daily net assets of the High Yield Fund;
          0.70% per annum on the next $100 million of such assets;
          0.65% per annum on the next $100 million of such assets; and 0.60% per annum on such assets in excess of $300 million.

     SUBADVISOR. The Advisor has entered into a Sub-Investment Advisory Agreement with Keystone. Pursuant to this agreement, Keystone provides the Advisor with a continuous investment program consistent with the High Yield Fund's stated investment objective and policies. Under this arrangement, Keystone works in cooperation with the Advisor's investment professionals but has full authority to manage the High Yield Fund's portfolio on a day to day basis. The Sub-Investment Advisory Agreement provides for a fee from the Advisor to Keystone equal to one half of the fee paid by the High Yield Fund to the Advisor, provided that the fee paid by the Advisor to Keystone will always be at least 0.35% per annum of the average daily net assets of the High Yield
Fund.  This agreement became effective June    , 1997.


     Keystone is located at 200 Berkeley Street, Boston, Massachusetts 02116 and is an indirect subsidiary of First Union Corporation, the sixth largest bank holding company in the United States. First Union is headquartered in Charlotte, North Carolina. First Union and its subsidiaries provide a broad range of financial services to individuals and businesses throughout the United States.


     The portfolio manager for the High Yield Fund is Prescott B. Crocker, Senior Vice President and Group Head of Corporate Fixed Income at Keystone. Mr. Crocker is a Chartered Financial Analyst, and has been the High Yield Fund's
portfolio manager since its inception on June   , 1997.  Mr. Crocker joined
Keystone in February, 1997.  Prior to that he was President of Boston
Security Counselors, the investment management subsidiary of the brokerage firm Advest Co. Inc. He had joined Boston Security Counselors in November of 1993 as Senior Vice President - Fixed Income, where he managed among others the Advest Advantage series High Yield Trust. Upon the sale of the Advest Advantage funds to Northstar Investment Management Co. in July of 1995, Mr. Crocker joined that company as Fund Manager. He returned to Boston Security Counselors in August of 1996 as President.

DISTRIBUTION PLANS

     The Class A shares of the High Yield Fund participate in the Company's Class A Distribution Plan. This Plan provides for a fee to the Distributor of the Sentinel Funds at a maximum annual rate of 0.20% of average daily net assets of the Class A shares of the High Yield Fund. The Class B shares participate in the Company's Class B Distribution Plan. This Plan provides for a fee to the Distributor of the Sentinel Funds at a maximum annual rate of 1.00% of average daily net assets of the Class B shares of the High Yield Fund. Additional information on these Distribution Plans is set forth on pages 28 to 30 of the Prospectus.


     Class B shares of the High Yield Fund automatically convert to Class A shares of the High Yield Fund at the end of the applicable CDSC period in the same way as the Class B shares of the other Sentinel Funds which offer Class B shares convert to Class A shares of the same Fund. See page 31 of the Prospectus.

INITIAL MARKETING INCENTIVES

     The Distributor intends to provide the following arrangements for the first 90 days after the introduction of the High Yield Fund. First, the Distributor will make a payment in addition to the normal dealer reallowance described in the Prospectus in an amount of 0.25% of investments during the first 90 days of the High Yield Fund's operation for which a single registered representative is the registered representative of record, if the amount of such investments during the first 90 days of the High Yield Fund's operation for which such registered representative is the registered representative of record is $1,000,000 or more. Second, all sales of High Yield Fund shares during the first 90 days of the High Yield Fund's operation will be multiplied by 1.5 for purposes of determining qualification for the sales contest described on page 33 of the Prospectus.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

     The High Yield Fund pays dividends substantially equivalent to its net investment income on a monthly basis. Distributions of net realized capital gains, if any, are paid annually in December. Dividends and capital gains distributions will be reinvested automatically in shares of the same class of the High Yield Fund unless investors elect otherwise. See "Shareholder Services-Distribution Options" on page 44 of the Prospectus.

PERFORMANCE DATA

     The High Yield Fund may include average annual total return and yield information in advertisements or in information distributed to existing or prospective shareholders in the same manner as the other fixed-income Sentinel Funds, as described on page 46 of the Prospectus. The High Yield Fund may compare its performance to the Chase Manhattan Bank Index.

ORGANIZATION OF THE HIGH YIELD FUND

     The High Yield Fund is a series of Sentinel Group Funds, Inc., information on which is presented on page 47 of the Prospectus.

TAXES

     With the exception of topics relating to specific Funds, the discussion under "Taxes" in the Prospectus generally also applies to the High Yield Fund.

OTHER MATTERS

     The information presented in the Prospectus under the topics "Custodian", "How to Purchase Shares", "How to Redeem Shares", "Tax Deferred Retirement Plans", "Determination of Net Asset Value" and "Shareholder Services" generally apply to the High Yield Fund in the same way that they apply to the other Sentinel Funds. The High Yield Fund does not offer the check writing privilege that is offered with the Class A shares of the other fixed income Sentinel Funds.

                                                                 APPENDIX

                      RATINGS OF HIGH YIELD DEBT SECURITIES


DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")
CORPORATE RATINGS

Ba-Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B-Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa-Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca-Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C-Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF STANDARD & POOR'S RATINGS SERVICES ("S&P")
CORPORATE DEBT RATINGS

An S&P corporate rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, an occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

     I. Likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

     II.  Nature of and provisions of othe obligation; and

     III. Protection afforded to, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Debt rated BB, B, CCC, CC and C is regarded, on balance, as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.


BB--Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.


B--Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.


CCC--Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.


CC--The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.

C--The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.


CI--The rating CI is reserved for income bonds on which no interest is being paid.


D--Debt rated D is in payment default. The D rating category is also used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing with the major ratings categories.

Provisional ratings:  The letter "p" indicates that the rating is provisional.
A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.


L--The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Corp. and interest is adequately collateralized.


*--Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.


NR--Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular type of obligation as a matter of policy.

Debt Obligations of Issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, Bonds rated in the top four categories ("AAA", "AA", "A", "BBB", commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments may impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

The ratings are based on current information furnished to S&P by the issuer, and obtained by S&P from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of such information.

                         STATEMENT OF ADDITIONAL INFORMATION

                                    JUNE   , 1997


                                  THE SENTINEL FUNDS
                                 NATIONAL LIFE DRIVE
                              MONTPELIER, VERMONT 05604
                                (800) 282-FUND (3863)



Sentinel Common Stock Fund (the "Common Stock Fund")
Sentinel Balanced Fund (the "Balanced Fund")
Sentinel Growth Fund (the "Growth Fund")
Sentinel Small Company Fund (the "Small Company Fund")
Sentinel World Fund (the "World Fund")
Sentinel Bond Fund (the "Bond Fund")
Sentinel Government Securities Fund (the "Government Securities Fund")
Sentinel Short Maturity Government Fund (the "Short Maturity Government Fund") Sentinel U.S. Treasury Money Market Fund (the "Treasury Fund")
Sentinel Tax-Free Income Fund (the "Tax-Free Income Fund")
Sentinel New York Tax-Free Income Fund (the "New York Fund")
Sentinel Pennsylvania Tax-Free Trust (the "Pennsylvania Fund")
Sentinel High Yield Bond Fund (the "High Yield Fund")



Each of SENTINEL GROUP FUNDS, INC. (the "Company") and the Pennsylvania Fund is a managed, open-end investment company, which continuously offers its shares to investors. The Company consists of twelve separate and distinct funds, ten of which are diversified (the New York Fund being non-diversified), and the Pennsylvania Fund is a separate, non-diversified fund. The twelve funds of the Company and the Pennsylvania Fund are referred to hereinafter collectively as the "Funds", and individually as a "Fund". The Funds are described in a Prospectus of the Funds dated March 31, 1997 (the "Prospectus"). Each of the Funds has different investment objectives and risk characteristics.

Sentinel Advisors Company (the "Advisor") acts as the investment advisor to the Funds. Shares of the Funds are distributed by Sentinel Financial Services Company ("SFSC"). Both the Advisor and SFSC are partnerships whose partners are affiliates of National Life Insurance Company ("National Life"), Provident Mutual Life Insurance Company ("Provident Mutual") and The Penn Mutual Life Insurance Company ("Penn Mutual").

This Statement of Additional Information is not a Prospectus and should be read in conjunction with the Prospectus. The Prospectus, which has been filed with the Securities and Exchange Commission (the "SEC"), can be obtained upon request and without charge by writing to the Funds at the above address. This Statement of Additional Information has been incorporated by reference into the Prospectus.

                                  TABLE OF CONTENTS

                                                                            Page
                                                                            ----

The Funds. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
Investment Objectives and Policies . . . . . . . . . . . . . . . . . . . .    3
Investment Restrictions. . . . . . . . . . . . . . . . . . . . . . . . . .   14
Management of the Funds. . . . . . . . . . . . . . . . . . . . . . . . . .   15
The Investment Advisory Contracts. . . . . . . . . . . . . . . . . . . . .   20
The Distribution Contracts . . . . . . . . . . . . . . . . . . . . . . . .   22
The Distribution Plans . . . . . . . . . . . . . . . . . . . . . . . . . .   23
The Fund Services Agreements . . . . . . . . . . . . . . . . . . . . . . .   24
Portfolio Transactions and Brokerage Commissions . . . . . . . . . . . . .   25
Portfolio Turnover . . . . . . . . . . . . . . . . . . . . . . . . . . . .   26
Capitalization . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   27
How To Purchase Shares and Reduce Sales Charges. . . . . . . . . . . . . .   28
Issuance of Shares at Net Asset Value. . . . . . . . . . . . . . . . . . .   28
How to Redeem Shares . . . . . . . . . . . . . . . . . . . . . . . . . . .   29
Determination of Net Asset Value . . . . . . . . . . . . . . . . . . . . .   29
Computation of Maximum Offering and Redemption Prices. . . . . . . . . . .   30
Dividends and Capital Gains Distributions. . . . . . . . . . . . . . . . .   32
Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   32
Shareholder Services . . . . . . . . . . . . . . . . . . . . . . . . . . .   37
Total Return, Yield and Tax-Equivalent Yield Information . . . . . . . . .   39
General Information. . . . . . . . . . . . . . . . . . . . . . . . . . . .   42
Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . . . .   42
Appendix A - Description of Bond Ratings . . . . . . . . . . . . . . . . .   43
Appendix B - Economic Conditions in New York . . . . . . . . . . . . . . .   46
Appendix C - Economic Conditions in Pennsylvania . . . . . . . . . . . . .   54

                                      THE FUNDS

    Originally incorporated in the State of Delaware on December 5, 1933 as Group Securities, Inc., the Company became a Maryland corporation on February 28, 1973. On November 30, 1973, the Company's name was changed to USLIFE Funds, Inc. On September 30, 1976, the Company's name was changed to Sentinel Group Funds, Inc.

    On March 31, 1978, Sentinel Bond Fund, Inc. (formerly Sentinel Income Fund, Inc.) and Sentinel Growth Fund, Inc., both managed, open-end, diversified investment companies incorporated in Maryland on October 24, 1968, were merged into the Company as separate classes of stock. On March 27, 1986, the Board of Directors created, as a new class of stock of the Company, the Government Securities Fund. The Board of Directors created the Tax-Free Income Fund as a new class of the Company's stock on June 14, 1990.

    The Pennsylvania Fund is a trust formed under the laws of Pennsylvania in 1986. The Fund became a member of the Sentinel Family of Funds on March 1, 1993. On that date the Advisor and SFSC became the investment advisor and distributor, respectively, to the Fund. Immediately prior to March 1, 1993, the investment advisor to the Fund was ProvidentMutual Management Co., Inc. ("PMMC"), and its distributor was ProvidentMutual Financial Services, Inc., both of which are affiliates of Provident Mutual.

    On March 1, 1993, the Company completed the acquisition of substantially all of the assets of eight ProvidentMutual Funds, and Sentinel Cash Management Fund, Inc., ("SCMF") in exchange solely for common stock of the corresponding Funds of the Company that acquired such assets. In order to facilitate the acquisitions, on August 13, 1992 the Board of Directors authorized the creation of three new classes of stock of the Company, namely, the Small Company, World and Treasury Funds. On the same date, the Investment Advisory Agreement between the Company and Sentinel Advisors, Inc., ("Sentinel Advisors"), an indirect wholly-owned subsidiary of National Life, and the Distribution Agreement between the Company and Equity Services, Inc. ("ESI"), also an indirect wholly-owned subsidiary of National Life, terminated, and were replaced by the arrangements described in the Prospectus under "Management of the Funds" and "How to Purchase Shares".


    On March 27, 1995, the Company completed the acquisition of substantially all of the assets of seven funds of The Independence Capital Group of Funds, Inc., in exchange solely for common stock of the corresponding Funds of the Company that acquired such assets. In order to facilitate the acquisitions, on December 15, 1994, the Board of Directors authorized the creation of two new classes of stock of the Company, namely, the New York and Short Maturity Government Funds.


    On March 14, 1997, the Board of Directors of the Company authorized the creation of the High Yield Bond Fund as a new series of the Company.

                          INVESTMENT OBJECTIVES AND POLICIES

    The investment objectives and certain fundamental policies of each of the Funds are set forth in the Prospectus.

GENERAL CONSIDERATIONS

    Each Fund's fundamental policies and investment objectives as they affect each such Fund cannot be changed without the approval of the lesser of (i) 67 percent or more of the voting securities of each such Fund present at a meeting if the holders of more than 50 percent of the outstanding voting securities of each such Fund are present or represented by proxy, or (ii) more than 50 percent of the outstanding voting securities of each such Fund. With respect to the submission of a change in fundamental policy or investment objective of each such Fund, such matter shall be deemed to have been effectively acted upon with respect to any such Fund if a majority of the outstanding voting securities of such Fund vote for the approval of such matters, notwithstanding (1) that such matter has not been approved by a majority of the outstanding voting securities of any other Fund affected by such matter and (2) that such matter has not been approved by a majority of the outstanding voting securities of the Company. Fundamental policies adopted with respect to each Fund, except the Pennsylvania Fund and the New York Fund, provide that no Fund shall concentrate its investments in a particular industry or group of industries nor will it purchase a security if, as a result of such purchase, more than 25% of its assets will be invested in a particular industry.

CONSIDERATIONS APPLICABLE TO THE FIXED-INCOME FUNDS

    Each of the Bond Fund, the New York Fund, the Tax-Free Income Fund, and the fixed income portion of the Balanced Fund may invest up to 5% of its total assets in debt securities which are rated below "investment grade", i.e., lower than "Baa" by Moody's Investors Service, Inc. ("Moody's") or lower than "BBB" by Standard & Poor's Ratings Services ("Standard & Poor's") or which, in the Advisor's judgment, possess similar credit characteristics.
See Appendix A - "Description of Bond Ratings" for additional information regarding ratings of debt securities. The Advisor considers the ratings assigned by Standard & Poor's or Moody's as one of several factors in its independent credit analysis of issuers. Such securities are considered by Standard & Poor's and Moody's to have varying degrees of speculative characteristics. Consequently, although securities rated below investment grade can be expected to provide higher yields, such securities may be subject to greater market price fluctuations and risk of loss of principal than lower yielding, higher rated debt securities. Investments in such securities will be made only when in the judgment of the Advisor, such securities provide attractive total return potential relative to the risk of such securities, as compared to higher quality debt securities. The Funds do not intend to purchase debt securities that are in default or which the Advisor believes will be in default.

    Each of the Funds to a limited extent may enter into repurchase agreements with selected banks and broker-dealers under which the Fund purchases securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government Securities") and agrees to resell the securities at an agreed upon time and an agreed upon price. The difference between the amount a Fund pays for securities and the amount it receives upon resale is interest income to a Fund. Failure of the seller to repurchase the securities as agreed may result in a loss to a Fund if the market value of the securities has fallen to less than the repurchase price. In the event of such a default, a Fund may also experience certain costs and be delayed or prevented from recovering or liquidating the collateral securities, which could result in further loss to a Fund. The Funds will use repurchase agreements as a means of making short-term investments of seven days or less and in aggregate amounts of not more than 25% of the net assets of the Fund. All repurchase agreements used by the Funds will provide that the value of the collateral underlying the repurchase agreement always will be at least equal to 102% of the repurchase price. The Advisor will monitor on a continuing basis the creditworthiness of all parties with which it might enter into repurchase agreements and will enter into repurchase agreements only if it determines that the credit risk of such a transaction is minimal.

    As stated in the Prospectus (as supplemented), the High Yield Fund may invest in Rule 144A Securities and corporate loans; however, the High Yield Fund's investment in illiquid securities is limited to 15% of its net assets. The Bond Fund may not invest in illiquid securities, but may invest Rule 144A Securities to the extent deemed to be liquid under the policies and procedures discussed below. In promulgating Rule 144A under the Securities Act, the Securities and Exchange Commission ("SEC") stated that although the ultimate responsibility for liquidity determinations rests with a fund's board of directors, the board may delegate the day-to-day function of determining liquidity to the investment advisor provided the board retains sufficient oversight. The Board of Directors of the Company will consider the adoption of policies and procedures for the Bond Fund and the High Yield Fund for the purpose of determining whether Rule 144A Securities and, in the case of High Yield Fund only, corporate loans, in which such Fund proposes to invest are liquid or illiquid and will consider guidelines under these policies and procedures pursuant to which the Advisor will make these determinations on an ongoing basis. In making these determinations, consideration will be given to, among other things, the frequency of trades and quotes for the investment, the number of dealers willing to sell the investment and the number of potential purchasers, dealer undertakings to make a market in the investment, the nature of the investment and the time needed to dispose of the investment. The Board of Directors will review periodically purchases and sales of Rule 144A Securities by the Bond Fund and the High Yield Fund and corporate loans by the High Yield Fund.

    The extent that liquid Rule 144A Securities or corporate loans in which the Bond Fund or the High Yield Fund invest become illiquid, due to the lack of sufficient qualified institutional buyers or market or other conditions, the Advisor, under the supervision of the Board of Directors, will consider appropriate measures to enable the Bond Fund and the High Yield Fund to maintain sufficient liquidity for operating purposes and to meet redemption requests.


CONSIDERATIONS APPLICABLE TO THE TAX-EXEMPT FUNDS

    As described in the Prospectus, the Tax-Free Income Fund, the Pennsylvania Fund and the New York Fund (together, the "Tax-Exempt Funds") may purchase and sell exchange-traded financial futures contracts ("financial futures contracts") to hedge their portfolios of municipal bonds against declines in the value of such securities and to hedge against increases in the cost of securities they intend to purchase. To hedge their portfolios, the Tax-Exempt

Funds may take an investment position in a financial futures contract which will move in the opposite direction from the portfolio position being hedged. While the use of hedging strategies is intended to moderate capital changes in portfolio holdings and thereby reduce the volatility of the net asset value of Fund shares, the Tax-Exempt Funds anticipate that their net asset values will fluctuate. Set forth below is information concerning financial futures transactions.

    DESCRIPTION OF FINANCIAL FUTURES CONTRACTS.   A financial futures contract
is an agreement between two parties to buy and sell a security, or in the case of an index-based financial futures contract, to make and accept a cash settlement for a set price on a future date. A majority of transactions in financial futures contracts, however, do not result in the actual delivery of the underlying instrument or cash settlement, but are settled through liquidation, i.e., by entering into an offsetting transaction. Financial futures contracts have been designed by boards of trade which have been designated "contracts markets" by the Commodity Futures Trading Commission (the "CFTC").

    The purchase or sale of a financial futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the financial futures contract. Subsequent payments to and from the broker, called "variation margin", are required to be made on a daily basis as the price for the futures contract fluctuates and makes the long and short positions in the futures contract more or less valuable, a process known as "mark to the market". At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the position realizes a loss or a gain. In addition, a nominal commission is paid on each completed sale transaction.

    The Tax-Exempt Funds may deal in financial futures contracts based on a long-term municipal bond index developed by the Chicago Board of Trade (the "CBT") and The Bond Buyer (the "Municipal Bond Index"). The Municipal Bond Index is comprised of 40 tax-exempt municipal revenue bonds and general obligations bonds. Each bond included in the Municipal Bond Index must be rated "A" or higher by Moody's or Standard & Poor's and must have a remaining maturity of 19 years or more. Twice a month new issues satisfying the eligibility requirements are added to, and an equal number of old issues are deleted from, the Municipal Bond Index. The value of the Municipal Bond Index is computed daily according to a formula based on the price of each bond in the Municipal Bond Index, as evaluated by six dealer-to-dealer brokers.

    The Municipal Bond Index financial futures contract is traded only on the CBT. Like other contract markets, the CBT assures performance under financial futures contracts through a clearing corporation, a non-profit organization managed by the exchange membership which is also responsible for handling daily accounting of deposits or withdrawals of margin.

    The Tax-Exempt Funds may purchase and sell financial futures contracts on U.S. Government Securities as a hedge against adverse changes in interest rates as described below. With respect to U.S. Government Securities, currently there are financial futures contracts based on long-term U.S. Treasury bonds, U.S. Treasury notes, Government National Mortgage Association ("GNMA") Certificates and three-month U.S. Treasury bills. The Tax-Exempt Funds may purchase and write call and put options on financial futures contracts on U.S. Government Securities in connection with their hedging strategies.

    The Tax-Exempt Funds also may engage in other financial futures contracts transactions, such as financial futures contracts on other municipal bond indices which may become available, if the Advisor should determine that there is normally a sufficient correlation between the prices of such financial futures contracts and the municipal bonds in which the Tax-Exempt Funds invest to make such hedging appropriate.

    FUTURES STRATEGIES A Tax-Exempt Fund may sell a financial futures contract (i.e., assume a short position) in anticipation of a decline in the value of their investments in municipal bonds resulting from an increase in interest rates or otherwise. The risk of decline could be reduced without employing futures as a hedge by selling such municipal bonds and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs in the form of dealer spreads and typically would reduce the average yield of the Funds' portfolio securities as a result of the shortening of maturities. The sale of financial futures contracts provides an alternative means of hedging against declines in the value of their investments in municipal bonds. As such values decline, the value of the Funds' positions in the financial futures contracts will tend to increase, thus offsetting all or a portion of the depreciation in the market value of the Funds' municipal bond investments which are being hedged. While the Tax-Exempt Funds will incur commission expenses in selling and closing out financial futures contract positions, commissions on financial futures contract transactions are lower than transaction costs incurred in the purchase and sale of municipal bonds. In addition, the ability to trade in the standardized contracts available in the futures markets may offer a more effective defensive position than a program to reduce the average maturity of the portfolio securities, due to the unique and varied credit and technical characteristics of the municipal debt instruments available to the Funds. Employing futures as a hedge also may permit the Tax-Exempt Funds to assume a defensive posture without reducing the yield on their investments beyond any amounts required to engage in futures trading.

    When the Tax-Exempt Funds intend to purchase municipal bonds, they may purchase financial futures contracts as a hedge against any increase in the cost of such municipal bonds, resulting from a decrease in interest rates or otherwise, that may occur before such purchases can be effected. Subject to the degree of correlation between the municipal bonds and the financial futures contracts, subsequent increases in the cost of municipal bonds should be reflected in the value of the futures held by the Tax-Exempt Funds. As such purchases are made, an equivalent amount of financial futures contracts will be closed out. Due to changing market conditions and interest rate forecasts, however, a financial futures contract position may be terminated without a corresponding purchase of portfolio securities.

    CALL OPTIONS ON FINANCIAL FUTURES CONTRACTS The Tax-Exempt Funds also may purchase and sell exchange-traded call and put options on financial futures contracts on U.S. Government Securities. The purchase of a call option on a financial futures contract is analogous to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the financial futures contract on which it is based, or the price of the underlying debt securities, it may or may not be less risky than ownership of the financial futures contract or the underlying debt securities. Like the purchase of a financial futures contract, a Tax-Exempt Fund will purchase a call option on a financial futures contract to hedge against a margin advance when it is not fully invested.

    The writing of a call option on a financial futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the financial futures contract. If the futures price at expiration is below the exercise price, the Tax-Exempt Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings.

    PUT OPTIONS ON FINANCIAL FUTURES CONTRACTS   The purchase of a put option
on a financial futures contract is analogous to the purchase of a protective put option on a portfolio security. The Tax-Exempt Funds may purchase put options on financial futures contracts to hedge the Funds' portfolios against the risk of rising interest rates.

    The writing of a put option on a financial futures contract constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration is higher than the exercise price, the Tax-Exempt Funds will retain the full amount of the option premium which provides a partial hedge against any increase in the price of municipal bonds which the Funds intend to purchase.

    The writer of an option on a financial futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to financial futures contracts. Premiums received from the writing of an option will be included in initial margin. The writing of an option on a financial futures contract involves risks similar to those relating to financial futures contracts.

    RESTRICTIONS ON USE OF FUTURES TRANSACTIONS   Regulations of the CFTC
applicable to the Tax-Exempt Funds provide that the Tax-Exempt Funds may purchase and sell financial futures contracts and options thereon either (a) for bona fide hedging purposes or (b) for non-hedging purposes, provided that the aggregate initial margins and premiums required to establish positions in such contracts and options do not exceed 5% of the liquidation value of a Tax-Exempt Fund's portfolio assets after taking into account any unrealized profits and losses on such contracts or options. (However, as stated above, the Tax-Exempt Funds intend to engage in futures and options transactions for hedging purposes only.) Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

    When the Tax-Exempt Funds purchase a financial futures contract or a call option with respect thereto or write a put option on a financial futures contract, an amount of cash, cash equivalents or short-term, high-grade, fixed-income securities will be deposited in a segregated account with the Funds' custodian so that the amount so segregated, plus the amount of initial and variation margin held in the account of their broker, equals the market value of the financial futures contract, thereby ensuring that the use of such futures is unleveraged.

    RISK FACTORS IN FUTURES AND OPTIONS TRANSACTIONS Investment in financial futures contracts involves the risk of imperfect correlation between movements in the price of the financial futures contract and the price of the security being hedged. The hedge will not be fully effective when there is imperfect correlation between the movements in the prices of two financial instruments. For example, if the price of the financial futures contract moves more than the price of the hedged security, the Tax-Exempt Funds will experience either a loss or gain on the financial futures contract which is not completely offset by movements in the price of the hedged securities. To compensate for imperfect correlations, the Tax-Exempt Funds may purchase or sell financial futures contracts in a greater dollar amount than the hedged securities if the volatility of the price of the hedged securities is historically greater than that of the financial futures contracts. Conversely, the Tax-Exempt Funds may purchase or sell fewer financial futures contracts if the volatility of the price of the hedged securities is historically less than that of the financial futures contracts.

    The particular municipal bonds comprising the index underlying the Municipal Bond Index financial futures contract may vary from the bonds held by the Tax-Exempt Funds. As a result, each Fund's ability to hedge effectively all or a portion of the value of its municipal bonds through the use of such financial futures contracts will depend in part on the degree to which price movements in the index underlying the financial futures contract correlate with the price movements of the municipal bonds held by that Fund. The correlation may be affected by disparities in the average maturity, ratings, geographic mix or structure of such Fund's investments as compared to those comprising the Municipal Bond Index, and general economic or political factors. In addition, the correlation between movements in the value of the Municipal Bond Index may be subject to change over time as additions to and deletions from the Municipal Bond Index alter its structure. The correlation between financial futures contracts on U.S. Government Securities and the municipal bonds held by the Tax-Exempt Funds may be adversely affected by similar factors and the risk of imperfect correlation between movements in the prices of such financial futures contracts and the prices of the municipal bonds held by the Tax-Exempt Funds may be greater.

    The Tax-Exempt Funds expect to liquidate a majority of the financial futures contracts they enter into through offsetting transactions on the applicable contract market. There can be no assurance, however, that a liquid secondary market will exist for any particular financial futures contract at any specific time. Thus, it may not be possible to close out a financial futures contract position. In the event of adverse price movements, the Tax-Exempt Funds would continue to be required to make daily cash payments of variation margin. In such situations, if a Fund has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. The inability to close out financial futures contract positions also could have an adverse impact on a Fund's ability to hedge effectively its investments in municipal bonds. The Tax-Exempt Funds will enter into a financial futures contract position only if, in the judgment of the Advisor, there appears to be an actively traded secondary market for such financial futures contracts.

    The liquidity of a secondary market in a financial futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open financial futures contract positions. Prices have in the past reached or exceeded the daily limit on a number of consecutive trading days.

    The successful use of transactions in futures and related options also depends on the ability of the Advisor to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent interest rates remain stable during the period in which a financial futures contract or option is held by the Tax-Exempt Funds or such rates move in a direction opposite to that anticipated, a Fund may realize a loss on the hedging transaction which is not fully or partially offset by an increase in the value of portfolio securities. As a result, a Fund's total return for such period may be less than if it had not engaged in the hedging transaction.

    Because of low initial margin deposits made on the opening of a financial futures contract position, futures transactions involve substantial leverage.
 As a result, relatively small movements in the price of the financial futures contracts can result in substantial unrealized gains or losses. Because the Tax-Exempt Funds will engage in the purchase and sale of financial futures contracts solely for hedging purposes, however, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset in whole or in part by increases in the value of securities held by the Funds or decreases in the price of securities that the Funds intend to acquire.

    The amount of risk the Tax-Exempt Funds assume when they purchase an option on a financial futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option on a financial futures contract also entails the risk that changes in the value of the underlying financial futures contract will not be fully reflected in the value of the option purchased.

    Municipal Bond Index financial futures contracts only recently have been approved for trading and therefore have little trading history. It is possible that trading in such financial futures contracts will be less liquid than trading in other futures contracts. The trading of financial futures contracts also is subject to certain market risks, such as inadequate trading activity, which could at times make it difficult or impossible to liquidate existing positions.


    TAX-EXEMPT OBLIGATIONS   The Tax-Exempt Funds may invest in municipal
obligations that constitute "private activity bonds" under the Internal Revenue Code of 1986, as amended (the "Code") which could subject holders of certain private activity bonds to an alternative minimum tax ("AMT"). The provisions of the Code relating to private activity bonds generally apply to bonds issued after August 15, 1986, with certain transitional rule exemptions. Private activity bonds are eligible for purchase by the Tax-Exempt Funds provided that the interest paid thereon qualifies as exempt from federal income taxes (and in the case of the New York and Pennsylvania Funds, New York State and City, and Pennsylvania, personal income taxes, respectively). It is the position of the SEC and the Funds that municipal obligations that generate income subject to the AMT should not be counted as tax-exempt for the purpose of determining whether 80% of a Fund's net assets are invested in tax-exempt obligations.

    Tax-exempt obligations held by the Tax-Exempt Funds generally will consist of investment grade municipal obligations with maturities of longer than one year. Long-term obligations normally are subject to greater market fluctuations as a result of changes in interest rates and market conditions than are short-term obligations. The two principal classifications of municipal obligations which may be held by the Tax-Exempt Funds are "general obligation" bonds and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power in support of the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Tax-exempt private activity bonds (including industrial development bonds) are in most cases revenue bonds and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds usually is related directly to the credit standing of the corporate user of the facility involved. In addition, the Tax-Exempt Funds may invest in short-term municipal obligations (commonly referred to as municipal notes). Municipal notes often are used to provide for short-term capital needs and generally have maturities of one year or less. Municipal notes include variable and floating rate demand obligations, tax anticipation notes, revenue anticipation notes, construction loan notes and bond anticipation notes.

    The Pennsylvania Fund will attempt to invest 100% of its assets in Pennsylvania Obligations (as defined in the Prospectus), and the New York Fund will attempt to invest 100% of its assets in New York Obligations (as defined in the Prospectus). As a matter of fundamental policy, the Pennsylvania and New York Funds, under normal market conditions, will invest at least 80% of their net assets in tax-exempt Pennsylvania Obligations or New York Obligations, respectively, in each case which are rated within the top four rating categories by a nationally recognized statistical rating organization or, if not rated, which, in the opinion of the Advisor, possess equivalent investment characteristics. The fourth grade is considered medium-grade and has speculative characteristics. The Pennsylvania Fund may invest up to 25% of its assets in securities rated at this fourth grade, and the New York Fund may invest without limitation in securities rated at this fourth grade. These bond ratings are described in Appendix A to this Statement of Additional Information.

    During temporary defensive periods when, in the Advisor's opinion, suitable Pennsylvania or New York Obligations are unavailable, or the Advisor anticipates an increase in interest rates, the Pennsylvania and New York Funds may invest not more than 20% of their assets in obligations, the interest on which is exempt only from federal income taxes (such as obligations issued by states other than Pennsylvania or New York) or is exempt only from Pennsylvania or New York personal income taxes (such as obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities). Moreover, under such conditions, all three

Tax-Exempt Funds may make temporary investments in high-quality obligations, the interest on which is not exempt from either federal or any state personal income taxes. Such investments will consist of debt securities (including commercial paper) of issuers having, at the time of purchase, a quality rating within the two highest categories of either Standard & Poor's or Moody's, certificates of deposit, banker's acceptances, or repurchase agreements.

    VARIABLE OR FLOATING RATE NOTES   The Tax-Exempt Funds may invest in
variable or floating rate demand obligations, which are securities that provide for adjustment in their interest rates at intervals ranging from daily to up to one year based upon prevailing market rates for similar investments and an adjustment formula that is intended to maintain the market value of the security at par. These obligations normally have a stated maturity in excess of one year but permit the holder to demand repayment of principal plus payment of accrued interest at any time upon a specified number of days' notice. The Tax-Exempt Funds will have the right to receive repayment of principal and payment of accrued interest within seven days. Some notes may be rated by credit rating agencies but unrated notes purchased by the Funds, in the Advisor's opinion, will be of comparable quality at the time of purchase to instruments that are rated as high quality. Where necessary to ensure that an unrated note is of high quality, the Funds will require that the issuer's obligation to pay the principal of the note be backed by an unconditional domestic or foreign bank letter or line of credit, guarantee or commitment to lend. In such a case, the quality of the bank will be looked to for purposes of satisfying the Funds' quality standards.
In addition, the Advisor will consider that foreign banks are not subject to the same regulations as are domestic banks and may be involved in different business activities and have different risks. Although there may be no active secondary market for a particular instrument, the Funds may, upon notice, exercise a note's demand feature or resell the note at any time to a third party. If a significant portion of a Fund's assets were invested in notes of a single issuer, however, the issuer's ability to meet the demand feature could affect that Fund's liquidity. Included in the variable and floating rate demand instruments that the Tax-Exempt Funds may purchase are participations in municipal obligations purchased from and owned by financial institutions, primarily banks, the interest on which, in the opinion of counsel to the issuer, is exempt from federal income taxes and in the case of the New York and Pennsylvania Funds, New York State and City, and Pennsylvania, personal income taxes, respectively. In determining average weighted portfolio maturity, an instrument will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period.

    MUNICIPAL BOND INSURANCE.   Certain of the municipal obligations held in
the portfolios of the Tax-Exempt Funds may be insured. Different types of such insurance include a "New Issue Insurance Policy", a "Mutual Fund Insurance Policy" or a "Secondary Market Insurance Policy".

    A New Issue Insurance Policy is obtained by the issuer of the securities, and all premiums for such a policy are paid in advance by the issuer. Such policies are generally used by an issuer to increase the credit rating of a lower-rated security, and therefore may increase both the purchase price and the subsequent resale value of a security for a Fund's portfolio. They are non-cancellable and continue in force as long as the securities are outstanding and the respective insurers remain in business. Premiums for issuer insurance are paid in advance by the issuer and are reflected in a somewhat higher purchase price paid by the Tax-Exempt Funds for these obligations. The creditworthiness of the issuer will be evaluated in order to determine its ability to meet its obligations to pay interest and repay principal. The insurance covers the event that the issuer defaults on an interest payment or principal repayment; if this occurs, the insurer will be notified and will make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. These insurance policies do not protect bondholders from adverse changes in interest rates.

    A Mutual Fund Insurance Policy is used to guarantee specific bonds only while owned by a mutual fund. If a Fund were to purchase such a policy, payment of the annual premiums would reduce such Fund's current yield. The Tax-Exempt Funds have no plans to purchase a Mutual Fund Insurance Policy at this time.

    A Secondary Market Insurance Policy is purchased by an investor subsequent to a security's issuance and generally insures a particular security for the remainder of its term. The Tax-Exempt Funds may purchase securities which already have been insured under a Secondary Market Insurance Policy by a prior investor, or such Funds may purchase such a policy from a vendor providing such a service.

    OTHER MATTERS SPECIFIC TO THE NEW YORK FUND. The New York Fund is a non-diversified series of the Company under the Investment Company Act of 1940, as amended (the "1940 Act"). Therefore, the New York Fund could invest all of its assets in securities of a single issuer. However, as the Fund intends to comply with Subchapter M of the Code, at least 50% of its total assets must be comprised of individual issues, each of which represents no more than 5% of such Fund's total assets and not more than 10% of the issuer's outstanding voting securities. Those issues which represent more than 5% of the New York Fund's total assets must be limited in the aggregate to 50% of such Fund's total assets, provided, however, that no more than 25% of the Fund's total assets may be invested in any one issuer. For these purposes, a security is considered to be issued by the governmental entity (or entities) whose assets or revenues back the security, or with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, a security is considered to be issued by such non-governmental user. In accordance with SEC regulations, the guarantor of a guaranteed security may be considered to be an issuer in connection with such guarantee. Since investment return on a non-diversified portfolio typically is dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio, the New York Fund is more susceptible to economic, political and regulatory developments and the change in value of any one security will affect the overall value of a non-diversified portfolio and thereby subject its net asset value per share to greater fluctuations.

    Because the New York Fund invests at least 80% of its assets in New York Obligations, its net asset value is particularly sensitive to changes in the economic conditions and governmental policies of the State of New York. See Appendix B - "Economic Conditions in New York" for additional information regarding these factors.


    OTHER MATTERS SPECIFIC TO THE PENNSYLVANIA FUND.   The Pennsylvania Fund
is registered as a non-diversified, open-end investment company under the 1940 Act. Therefore, the Pennsylvania Fund could invest all of its assets in securities of a single issuer. However, as the Pennsylvania Fund also intends to comply with Subchapter M of the Code, it must observe the same diversification restrictions set forth in the preceding section for the New York Fund. Since investment return on a non-diversified portfolio typically is dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio, the Pennsylvania Fund is also more susceptible to economic, political and regulatory developments, and the change in value of any one security will affect the overall value of a non-diversified portfolio and thereby subject the Pennsylvania Fund's net asset value per share to greater fluctuations.

    Because the Pennsylvania Fund invests at least 80% of its assets in Pennsylvania Obligations, its net asset value is particularly sensitive to changes in the economic conditions and governmental policies of the Commonwealth of Pennsylvania ("Pennsylvania"). See Appendix C -"Economic Conditions in Pennsylvania" for additional information regarding these factors.

    The Pennsylvania Fund's portfolio turnover rate generally will not exceed 100%. A portfolio turnover rate of 100% or higher will result in higher transaction costs, which must be borne directly by the Pennsylvania Fund and ultimately by its shareholders. High portfolio turnover may result in the realization of substantial net capital gains. To the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. The Fund will, however, comply with the federal income tax requirement that less then 30% of its gross income be derived from the sale or other disposition of securities held for less than three months.

    In addition, the Pennsylvania Fund does not intend to (i) invest in securities secured by real estate or interests therein or issued by companies or investment trusts which invest in real estate or interests therein, or
(ii) invest in securities issued by companies which, together with any predecessor, have been in continuous operation for fewer than three years. The Pennsylvania Fund would seek to notify shareholders before changing any of these policies.

CONSIDERATIONS APPLICABLE TO THE WORLD FUND

    FOREIGN CURRENCY TRANSACTIONS.   The value of the assets of the World Fund
as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies.


    The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through the use of forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation by the Fund to purchase or sell a specific amount of currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirements, and no commissions are charged at any stage for trades. Neither type of foreign currency transaction will eliminate fluctuations in the prices of the Fund's portfolio securities or prevent loss if the prices of such securities should decline.


    The World Fund may enter into forward foreign currency exchange contracts only under two circumstances. First, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. The Fund will then enter into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying securities transactions; in this manner the Fund will be better able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the securities are purchased or sold and the date on which payment is made or received.


    Second, when the Advisor or the World Fund Subadvisor (as defined in the Prospectus) believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved generally will not be possible since the future value of those securities may change between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The Advisor does not intend to enter into such forward contracts under this second circumstance on a regular or continuous basis. The Fund will not enter into such forward contracts or maintain a net exposure to such contracts when the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency. The Advisor believes that it is important to have the flexibility to enter into such forward contracts when it determines that to do so is in the best interest of the Fund. The Fund's custodian bank segregates cash or equity or debt securities in an amount not less than the value of the Fund's total assets committed to forward foreign currency exchange contracts entered into under the second circumstance. If the value of the securities segregated declines, additional cash or securities are added so that the segregated amount is not less than the amount of the Fund's commitments with respect to such contracts. Under normal circumstances, the Fund expects that any appreciation (depreciation) on such forward exchange contracts will be offset approximately by the (depreciation) appreciation in translation of the underlying foreign investment arising from fluctuations in foreign currency exchange rates.


    The Fund will recognize the unrealized appreciation or depreciation from the fluctuation in a foreign currency forward contract as an increase or decrease in the Fund's net assets on a daily basis, thereby providing an appropriate measure of the Fund's financial position and changes in financial position.

FOREIGN SECURITIES FOR FUNDS OTHER THAN THE WORLD FUND

    Before foreign securities are purchased for Funds other than the World Fund, the differences between them and U.S. securities are considered. This includes possible differences in taxation, regulation, trading volume and currency controls, the possibility of expropriation and lack of uniform accounting and reporting standards. While there may be investment opportunities in foreign securities, there also may be investment risks not usually associated with U.S. securities. At November 30, 1996, the Common Stock Fund had 3.7%, the Balanced Fund had 4.5%, the Bond Fund had 12.4% of its net assets invested in foreign securities; the Small Company, Growth, Tax-Free Income, Pennsylvania, New York, Treasury, Government Securities and Short Maturity Government Funds had no such investments as of that date.

                               INVESTMENT RESTRICTIONS

    The Company. Certain By-Laws of the Company, which may be changed only by a shareholder vote, prohibit the purchase of the securities of any company not in operation continuously for at least three years (including any predecessor company) and, except for U.S. Government Securities and obligations of the government of Canada, forbid the purchase of the securities of any one issuer, if the market value of such securities exceeds 5% of the total market value of all of the Company's securities and cash.

    The Company's Board of Directors has also adopted a policy under which each of the Common Stock Fund, Balanced Fund, Growth Fund and Bond Fund cannot purchase securities of any one issuer if the market value of such securities exceeds 5% of the total market value of each such Fund's securities and cash.

    It is also a fundamental policy of the Company that it may not borrow money, except from banks in an amount up to 5% of a Fund's total assets for temporary or emergency purposes or to meet redemption requests which might otherwise require the untimely disposition of securities, and it may not purchase securities on margin. Also, the Company may not lend its cash or securities, may not deal in real estate, may not act as underwriter of securities issued by others, and may not purchase from or sell to any officer, director or employee of the Company, or the Advisor or underwriter, or any of their officers or directors, any securities other than shares of the Company's capital stock. None of its Funds may deal in options, commodities or commodities contracts except to the extent the Tax-Exempt Funds may enter into futures transactions and related options for hedging purposes as described above. None of the Funds may invest in oil, gas or other mineral exploration or development programs or leases. None of the Funds will invest more than 5% of its net assets in warrants valued at the lower of cost or market, or more than 2% of its net assets in warrants which are not listed on either the New York Stock Exchange or the American Stock Exchange.

    The Company's By-Laws also prohibit the purchase or retention of the securities of any one issuer if officers and directors of the Company, its Advisor or underwriter owning individually more than .5% of the securities of such issuer together own more than 5% of the securities of such issuer.

    The Company may not purchase more than 10% of the voting securities of any issuer. The Company may not invest in companies for purposes of exercising control or management and may not invest in any securities of any issuer which the Company is restricted from selling to the public without registration under the Securities Act of 1933. It also may not purchase for any Fund securities of any issuer beyond a market value of 5% of such Fund's net assets, and may not invest in securities which are not readily marketable. The Company may not make short sales of securities.

    Although not a fundamental policy, so long as the Common Stock Fund is used as the underlying investment vehicle for a National Life separate account, it is the view of management that its investment policies will be affected by insurance laws of certain states, principally New York, which, among other things, may limit most of the Common Stock Fund's investment in common stocks to the common stocks of listed companies meeting certain earnings tests. These essentially are qualitative limitations imposed upon the investments of life insurance companies in order to reduce the risk of loss.

    Restrictions and policies established by resolution of the directors may be changed by the Board, with any material changes to be reported to shareholders. Those presently in effect provide that under circumstances that the directors with the advice of independent investment counsel determine to be extraordinary, assets of all Funds may be invested entirely or in part in U.S. Government Securities or an agency thereof, or held as cash deposits in a bank or trust company having resources of not less than $2,000,000. The securities of foreign companies or governments may be selected as being suitable for one or more of the Funds.

    THE PENNSYLVANIA FUND. The following investment limitations are applicable to the Pennsylvania Fund, and may not be changed without a vote of the Pennsylvania Fund's shareholders.

    The Pennsylvania Fund may not:

    1. Purchase or sell real estate, except that the Fund may invest in municipal obligations which are secured by real estate or interests therein.

    2. Make loans, except that the Fund may purchase or hold debt instruments and enter into repurchase agreements pursuant to its investment objective and policies.

    3. Underwrite the securities of other issuers, except to the extent that the acquisition or disposition of municipal obligations or other securities directly from the issuer thereof in accordance with the Fund's investment objective and policies might be deemed to be an underwriting.

    4.  Purchase securities of companies for the purpose of exercising control.

    5. Acquire any other investment company or investment company security, except in connection with a merger, consolidation, reorganization or acquisition of assets.

    6. Purchase securities on margin, make short sales of securities or maintain a short position, provided that the Fund may enter into futures contracts.

    7. Issue senior securities except insofar as borrowing in accordance with the Fund's investment objective and policies might be considered to result in the issuance of a senior security; provided that the Fund may enter into futures contracts.

    8. Invest in or sell interests in oil, gas or other mineral exploration development programs.

    9. Invest in private activity bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operations.

    The above investment limitations are considered at the time that portfolio securities are purchased.

    If a percentage restriction is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of the restriction.

    In order to permit the sale of Pennsylvania Fund shares in certain states, the Pennsylvania Fund may make commitments more restrictive than the investment policies and limitations described above. Should the Pennsylvania Fund determine that any such commitment is no longer in the best interests of the Fund, it will revoke the commitment by terminating sales of its shares in the state involved.

                         MANAGEMENT OF THE FUNDS

    Management is made up of (i) the Company's Board of Directors and the Pennsylvania Fund's Board of Trustees, which consist of the same thirteen individuals and which are responsible for the Funds' operations; (ii) the officers of the Company and the Pennsylvania Funds, who are responsible to the Boards; and (iii) the Advisor which, under agreements with the Company and the Pennsylvania Fund, supervises and assists in the management of the Funds and the purchase and sale of securities. In addition, the Advisor has retained the services of the World Fund Sub-advisor with respect to the World Fund. See the "The Investment Advisory Contracts", below. Set forth below is information regarding the directors/trustees and officers of the Company and the Pennsylvania Fund, their ages and their principal occupations during the past five years. As of March 1, 1997, the Company's and the Pennsylvania Fund's directors/trustees and officers as a group owned less than 1% of the outstanding shares of each Fund. In addition, as of such date, National Life and its affiliates, each of whose address is National Life Drive, Montpelier, Vermont 05604, except for American Guaranty & Trust Company, whose address is 220 Continental Drive, Newark, Delaware 19713 owned of record and beneficially 33,432,906.644 shares amounting to 16.3% of the outstanding shares of the Company (10% of the voting power) which included 2,728,470.011 shares of the Common Stock Fund amounting to 7.6% of such class, 1,969,167.420 shares of the Balanced Fund amounting to 11.6% of such class, 955,754.938 shares of the Growth Fund amounting to 20% of such class, 872,830.984 shares of the Small Company Fund amounting to 4.4% of such class, 1,329,147.696 shares of the World Fund amounting to 26% of such class, 3,592,170.375 shares of the Bond Fund amounting to 22% of such class, 864,829.360 shares of the Government Securities Fund amounting to 10% of such class, 219,586.555 shares of Short Maturity Fund amounting to 5.2% of such class, 20,222,739.080 shares of the Treasury Fund amounting to 24% of such class, 606,681.695 shares of the Tax-Free Income Fund amounting to 8.5% of such class, and 4,933.643 shares of the New York Fund amounting to 1.0% of such class. National Life and its affiliates also owned 66,594.887 shares of the Pennsylvania Fund amounting to 2.6% of the outstanding shares on such date.


KENISTON P. MERRILL* - CHAIRMAN AND DIRECTOR/TRUSTEE
National Life Drive
Montpelier, Vermont  05604
Age 60
Sentinel Advisors Company - Chairman and Chief Executive Officer, 1993 to present; Sentinel Advisors, Inc. - Chairman and Chief Executive Officer, 1986 to 1993, President and Chief Operating Officer, 1982 to 1986, Director, 1982 to present; National Life - Executive Vice President and Chief Investment Officer, February, 1994 to 1995, Senior Vice President and Chief Investment Officer, 1989 to February, 1994, Senior Vice President-Investments, 1986 to 1989, Vice President, 1982 to 1986; National Life Investment Management Company, Inc. - Chairman and Chief Executive Officer, 1990 to 1995, President and Chief Executive Officer, 1986 to 1990,
Director, 1982 to present;    Sentinel Cash Management Fund, Inc. - Chairman
and Director, 1990 to 1993, President and Director, 1987 to 1990; American Guaranty & Trust Company - Director, 1993 to present.


JOSEPH M. ROB - PRESIDENT AND DIRECTOR/TRUSTEE
National Life Drive
Montpelier, Vermont  05604
Age 54
Sentinel Management Company - Chief Executive Officer, 1993 to present; Sentinel Financial Services Company - Chief Executive Officer, 1993 to present; Sentinel Administrative Services Company - Chief Executive Officer, 1993 to present; ESI - Chairman, Chief Executive Officer, and Director, 1985 to present, President, 1986 to present; Sentinel Administrative Service Corporation - Chairman of the Board, 1988 to 1993; Sentinel Cash Management Fund, Inc. - President, 1990 to 1993, Vice President, 1985 to 1990; American Guaranty & Trust Company - Chairman, 1993 to present; LSW National Holdings, Inc. - Director, 1996 to present; Life Insurance Company of the Southwest - Director, 1996 to present.


RICHARD J. BORDA - DIRECTOR/TRUSTEE
P. O. Box 6091
Carmel, California  93923
Age 65
National Life - Former Vice Chairman of the Board, 1985 to 1990, Director, 1975 to 1991; Sentinel Cash Management Fund, Inc. - Chairman, 1987 to 1990,
President 1985 to 1987, Director, 1985 to 1993;    National Life Investment
Management Company, Inc. - Chairman, 1986 to 1990, President, 1985 to 1986, Director, 1985 to 1990; Sentinel Advisors, Inc. - Chairman, Chief Executive Officer, 1985 to 1986, Director, 1985 to 1987, 1988 to 1990; ESI - Director, 1985 to 1987, 1988 to 1990; The Monterey Institute for International Studies
- Vice Chairman, Director and Trustee, 1991 to present; Air Force Aid Society
- President, 1980 to 1995.


DR. KALMAN J. COHEN - DIRECTOR/TRUSTEE
2312 Honeysuckle Court
Chapel Hill, North Carolina  27514-1711
Age 66
Distinguished Bank Research Professor Emeritus, The Fuqua School of Business, Duke University, 1993 to present; Distinguished Bank Research Professor, 1974 to 1993; USLIFE

Income Fund, Inc. - Director, 1973 to present; Sentinel Cash Management Fund, Inc. -Director, 1981 to 1993.


RICHARD D. FARMAN - DIRECTOR/TRUSTEE
555 West Fifth Street, 29th Floor
Los Angeles, California  90013-1011
Age 61
President, Chief Operating Officer and Director - Pacific Enterprises, 1993 to present; Chairman and Chief Executive Officer - Southern California Gas Company, 1989 to 1993; Chairman - KCET Public Service Television; Director and Executive Committee Member - Los Angeles Area Chamber of Commerce; Director - Union Bank; Past Chairman and Director - American Gas Association; Director - Interstate Natural Gas Association of America.


JOHN D. FEERICK - DIRECTOR/TRUSTEE
140 West 62nd Street
New York, New York  10023
Age 60
Fordham University School of Law - Dean, 1982 to present; Sentinel Cash Management Fund, Inc. -Director, 1984 to 1993; American Home Products Corporation - Director, 1987 to present; The Association of the Bar of the City of New York - President, 1992 to 1994; New York State Commission on Government Integrity - Chairman, 1987 to 1990.


RICHARD I. JOHANNESEN, JR. - DIRECTOR/TRUSTEE
87 Whitney Lane
Stowe, Vermont  05672
Age 62
Retired; Former Vice President and Manager - Bond Market Research Department, Salomon Brothers Inc.


ROBERT B. MATHIAS - DIRECTOR/TRUSTEE
7469 East Pine Avenue
Fresno, California  93727
Age 66
Sports Consultant; formerly Executive Director - National Fitness Foundation; former U.S. Congressman; ProvidentMutual Investment Shares, Inc. - Director, 1990 to 1993; ProvidentMutual Growth Fund, Inc. - Director, 1990 to 1993.


DEBORAH G. MILLER - DIRECTOR/TRUSTEE
3 Bates Street
Cambridge, Massachusetts  02140
Age 47
Digital Equipment Corporation - Vice President-Americas Systems Business Unit, 1995 to present; Miller Van Buren, Inc. - Chief Executive Officer, 1994 to 1995; Silicon Graphics - Vice President, 1991 to 1994; International Business Machines Corporation - General Manager, 1984 to 1987.


STANLEY R. REBER - DIRECTOR/TRUSTEE
1600 Market Street
Philadelphia, Pennsylvania  19103
Age 53

Provident Mutual Life Insurance Company - Executive Vice President, 1988 to present; prior thereto, Senior Vice President; President and Director of Market Street Fund, Inc.; President, CEO and Director of Sigma American Corporation; Director of Providentmutual Life and Annuity Company of America, Providentmutual Investment Management Company, Providentmutual Holding Company, 1717 Capital Management Company, Software Development Corp., and Provestco, Inc.


SUSAN M. STERNE - DIRECTOR/TRUSTEE
5 Glen Court
Greenwich, Connecticut  06830-4505
Age 51
Economic Analysis Associates, Inc. - President and Chief Economist, 1979 to present; Sentinel Cash Management Fund, Inc. - Director, 1990 to 1993.


ANGELA E. VALLOT - DIRECTOR/TRUSTEE
Arent Fox Kintner Plotkin & Kahn
1675 Broadway, 25th Floor
New York, NY  10019
Age 40
Arent Fox Kintner Plotkin & Kahn - Lawyer, 1990 to present; Trustee, District of Columbia Retirement Board; Acting Director of the Office of White House Liason-Clinton-Gore Transition Team, 1993; Member of the Steering Committee of the NAACP Legal Defense Fund.


JOHN RAISIAN, Ph.D. - DIRECTOR/TRUSTEE
Hoover Institution, Stanford University
Serra and Galvey Streets
Stanford, California  94305-6010
Age 47
Director and Senior Fellow - Hoover Institution, 1991 to present; Director, Stanford Faculty Club, 1994 to present; Member of the Editorial Board, Journal of Labor Research, 1983 to present; Member, American Economic Association, World Affairs Council, Council of Foreign Relations, National Association of Scholars.


JOHN M. GRAB, JR., C.P.A. - VICE PRESIDENT
National Life Drive
Montpelier, Vermont  05604
Age 50
Sentinel Management Company - Senior Vice President, 1993 to present; Sentinel Administrative Service Company - Senior Vice President, 1993 to present; Sentinel Administrative Service Corporation - Senior Vice President and Chief Financial Officer, 1988 to 1993; ESI - Senior Vice President and Chief Financial Officer, 1988 to present; American Institute of Certified Public Accountants; The Vermont Society of Certified Public Accountants.


MARVIN ABER - VICE PRESIDENT AND TREASURER
National Life Drive
Montpelier, Vermont  05604
Age 60
Sentinel Administrative Service Company - Vice President, 1993 to present; ESI - Vice President, 1988 to present, Treasurer, 1974 to 1988; Sentinel Administrative Service Corporation - Vice President, 1988 to 1993; National Life Investment Management Company,

Inc., - Treasurer, 1980 to 1988; Sentinel Cash Management Fund, Inc. - Treasurer, 1981 to 1993, Assistant Secretary, 1984 to 1993.


D. RUSSELL MORGAN - SECRETARY
National Life Drive
Montpelier, Vermont  05604
Age 41
National Life - Counsel, 1994 to present; Associate Counsel, 1990 to 1994, Assistant Counsel, 1986 to 1990, Attorney 1985 to 1986; Sentinel Cash Management Fund, Inc. - Secretary, 1986 to 1993; ESI - Counsel, 1986 to present; Sentinel Advisors, Inc. - Counsel, 1986 to 1993; Sentinel Advisors Company - Sentinel Financial Services Company - Sentinel Administrative Service Company - Counsel, 1993 to present; Life Insurance Company of the Southwest - Director, 1996 to present; LSW National Holdings, Inc. - Secretary, 1996 to present.


*As of March 1, 1997, National Life, with which Mr. Merrill and Mr. Rob are affiliated, together with National Life's affiliates, owned of record and beneficially the number of shares of the Funds described on pages 15-16 of this Statement of Additional Information.

"Interested Persons" (as defined in the 1940 Act).

    The officers and directors/trustees of the Funds who are employees of National Life, Provident Mutual, Penn Mutual, or their respective subsidiaries do not receive any compensation from the Funds. The Company pays to each director who is not an affiliate of the Advisor an annual fee of $16,000 plus $1,500 for each meeting of the Board of Directors attended by the director, and the Pennsylvania Fund pays to each such trustee an annual fee of $2,500 plus $200 for each meeting of the Board of Trustees attended by
such trustee.   The Company and the Pennsylvania Fund also reimburse
directors/trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The aggregate remuneration paid by the Funds during the fiscal year ended November 30, 1996 to the officers and directors/trustees of the Funds as a group was $265,033.

    The following table sets forth for the fiscal year ended November 30, 1996 compensation paid by the Company and by the Pennsylvania Fund to the Directors/Trustees who are not affiliated with the Advisor:

                                                          Pension or      Total
                                       Aggregate          Retirement      Compensation
                                       Compensation       Benefits        from Fund
Name of                 Aggregate      From               Accrued as      and Sentinel
Director/               Compensation   Pennsylvania       Part of Fund    Pennsylvania
Trustee                 from Company   Tax-Free Trust     Expense         Tax-Free Trust
-------                 ------------   --------------     -------         --------------
Kalman J. Cohen         $22,000        $3,300             None            $25,300
Richard J. Borda        $23,500        $3,500             None            $27,000
Richard D. Farman       $20,500        $3,100             None            $23,600
John D. Feerick         $23,500        $3,500             None            $27,000
Richard I. Johannesen   $23,500        $3,500             None            $27,000
Robert B. Mathias       $23,500        $3,500             None            $27,000
Deborah G. Miller       $23,500        $1,233             None            $24,733
Susan M. Sterne         $22,000        $3,300             None            $25,300
Angela E. Vallot        $ 4,000        $  625             None            $ 4,625

CODE OF ETHICS

    The Boards of the Funds have adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act, and the Advisor has adopted a similar Code of Ethics (together, the "Codes of Ethics"). The Codes of Ethics significantly restrict the personal investing activities of all employees of the Advisor.

    The Codes of Ethics require that all employees preclear any personal securities transaction (with limited exceptions, such as mutual funds and government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed transaction. The substantive restrictions include a ban on acquiring any securities in an initial public offering, and a prohibition on profiting from short-term trading in securities. In addition, no employee may purchase or sell any security which at the time is being purchased or sold by any mutual fund advised by the Advisor. Furthermore, the Codes of Ethics provide for seven day trading "blackout periods" which prohibit trading by employees of the Advisor in proximity to periods of trading by mutual funds managed by the Advisor in the same (or equivalent) security.

                          THE INVESTMENT ADVISORY CONTRACTS

    The Advisor provides general supervision of the Funds' investments as well as certain administrative and related services. As compensation in full for services rendered under its advisory agreement applicable to all Funds other than the High Yield Fund, the Company will pay to the Advisor a monthly fee determined as follows: (1) With respect to the Small Company, Growth, World and Balanced Funds: 0.70% per annum on the first $200 million of aggregate average daily net assets of such funds in the aggregate; 0.65% per annum on the next $100 million of such assets; 0.60% per annum on the next $100 million of such assets; and 0.55% per annum on such assets in excess of $400 million. (2) With respect to the Common Stock Fund: 0.55% per annum on the aggregate average daily net assets of the Fund. (3) With respect to the Bond, New York, Tax-Free Income, Government Securities and Short Maturity Government Funds: 0.55% per annum on the first $200 million of aggregate average daily net assets of such funds in the aggregate; 0.50% per annum on the next $200 million of such assets; and 0.45% per annum on such assets in excess of $400 million. (4) With respect to the Treasury Fund: 0.40% per annum on the first $300 million of aggregate average daily net assets; and 0.35% per annum on such assets in excess of $300 million. For the fiscal year ended November 30, 1996, such fees aggregated $11,732,548, for the fiscal year ended November 30, 1995, such fees aggregated $10,156,497, and for the fiscal year ended November 30, 1994, such fees aggregated $9,511,387.

    Under a separate advisory agreement with the High Yield Fund, the Advisor receives from the High Yield Fund a fee based on the average daily value of the net assets of the High Yield Fund in accordance with the following schedule; 0.75% per annum on the first $100 million of average daily net assets of the High Yield Fund; 0.70% per annum on the next $100 million of such assets; 0.65% per annum on the next $100 million of such assets; and 0.60% per annum on such assets in excess of $300 million.

    As compensation in full for services rendered under its advisory agreement, the Pennsylvania Fund pays to the Advisor a monthly fee of 0.55% per annum on the first $50 million of aggregate average daily net assets of the Fund; 0.50% per annum on the next $50 million of such assets; and 0.45% per annum on such assets in excess of $100 million. For the fiscal years ended November 30, 1996, November 30, 1995 and November 30, 1994, the Pennsylvania Fund paid advisory fees of $189,231, $182,103 and $182,041, respectively.


    Under the Company's advisory agreement applicable to all Funds other than the High Yield Fund , fees are allocated to the various Funds of the Company which share common fee schedules in proportion to such Funds' net assets. Each advisory agreement provides a guarantee by the Advisor that if expenses (including the management fee but excluding interest, taxes, brokerage fees and, where permitted, extraordinary expenses) borne by a Fund in any fiscal year exceed the expense limitations applicable to such Fund imposed by various state securities regulations, as such limitations may be lowered or raised from time to time, the Advisor will reimburse such Fund for any excess. Currently, the most stringent state expense limitation is 2.5% of the first $30,000,000 of average net assets, 2.0% of the next $70,000,000 of average net assets and 1.5% of the remaining average net assets of each Fund. The Advisor has agreed to reimburse each Fund for any expenses in excess of such limitation annually before publication of such Fund's Annual Report. Each of the Funds' expenses during the past fiscal year were below the prescribed limitation and therefore no reimbursement was necessary.

    The Company's advisory agreement applicable to all funds other than the High Yield Fund, which was approved by the Company's shareholders on November 30, 1992, and the advisory agreement applicable to the High Yield Fund, which was approved by the Company's Board of Directors on March 14, 1997 and the High Yield Fund's Shareholders on June __,1997, must each be approved annually by vote of the Board of Directors of the Company or by the vote of a majority of the outstanding voting securities of the applicable Fund, but in either event it must also be approved by a vote of a majority of the directors who are not parties to the contract, or "interested persons", as defined in the 1940 Act, of any such party cast in person at a meeting called for the purpose of voting on such approval. With respect to the submission of the Company's advisory agreement applicable to all funds other than the High Yield Fund for approval by the shareholders, such matters shall be deemed to be acted upon effectively with respect to any class of the Company if a majority of the outstanding voting securities of such class vote for approval of such matter, notwithstanding (A) that such matter has not been approved by a majority of the outstanding voting securities of any other class affected by such matter, and (B) that such matter has not been approved by a vote of a majority of the outstanding voting securities of the Company.


    The Pennsylvania Fund's advisory agreement, which was approved by the shareholders of the Fund on February 19, 1993, must be approved annually by vote of the Board of Trustees or by the vote of a majority of the outstanding voting securities of the Pennsylvania Fund, but in either event it must also be approved by a vote of a majority of the trustees who are not parties to the contract, or "interested persons", as defined in the 1940 Act, of any such party cast in person at a meeting called for the purpose of voting on such approval.

    Each advisory agreement will terminate automatically in the event of its assignment and is terminable at any time without penalty by the Board, or, with respect to a particular Fund, by a majority of the Fund's outstanding voting securities on not more than 60 days' written notice to the Advisor and by the Advisor on 60 days' written notice to the Fund.

    As described in the Prospectus, with respect to the World Fund only, the Advisor has entered into a sub-advisory agreement with the World Fund Sub-advisor dated March 1, 1997. In accordance with this sub-advisory agreement, the World Fund Sub-advisor provides the World Fund with a continuous investment program consistent with its stated investment objectives and policies. The Advisor pays to the World Fund Sub-advisor a fee equal to the greater of (i) 0.375% per annum of the World Fund's aggregate average daily net assets up to $500 million, and 0.30% per annum of such net assets in excess of $500 million, or (ii) $20,000 per year. Such fee is paid monthly in arrears. The sub-advisory agreement must be approved annually in one of the same ways as for the Company's advisory agreement as described above. The sub-advisory agreement also may be terminated by either the World Fund Sub-advisor or by action of the Board of Directors of the Company or the shareholders of the World Fund on 60 days' written notice, without penalty, and terminates automatically in the event of its assignment. For the period April 1, 1996 to February 28, 1997, the World Fund Sub-advisor provided the same services under an identical sub-advisory agreement dated April 1, 1996, and prior to that, Cashman Farrell & Associates was the Sub-advisor under a similar sub-advisory agreement. The fees paid to the World Fund Sub-advisor and Cashman Farrell by the Advisor were $166,806 to INVESCO for the period April 1, 1996 to November 30, 1996, and $66,645 to Cashman Farrell for the period December 1, 1995 to March 31, 1996, for a total of $233,451 for the fiscal year ended November 30, 1996, $165,408 to Cashman Farrell for the fiscal year ended November 30, 1995, and $122,288 to Cashman Farrell for the fiscal year ended November 30, 1994.

     Also as described in the Prospectus (as supplemented). the Advisor has entered into a sub-advisory agreement with the High Yield Fund's sub-advisor, Keystone Investment Management Company ("Keystone"). Pursuant to this agreement, Keystone provides the Advisor with a continous investment program consistent with the High Yield Fund's stated investment objectives and policies. Under this agreement, the Advisor pays a fee to Keystone equal to one half of the fee paid by the High Yield Fund to the Advisor, provided that the fee paid by the Advisor to Keystone will always be at least 0.35% per annum of the average daily net assets of the High Yield Fund. This agreement became effective June , 1997. This sub-advisory agreement may also be terminated by either of the Advisor or Keystone or by action of the Board of Directors of the Company or the shareholders of the High Yield Fund on 60 days' writter notice, without penalty, and terminates automatically in the event of it assignment.

                              THE DISTRIBUTION CONTRACTS

    SFSC acts as the principal underwriter of shares of the Funds, and the Funds receive the net asset value, as determined for the purpose of establishing the offering price, of each share sold. SFSC has advised the Funds that it allows dealer concessions as shown in the Prospectus, except that items of a promotional nature amounting in value to not more than $100 may be given from time to time as a sales incentive to registered representatives. SFSC has advised the Funds that its receipts from the sale of shares, before expenses and after allowance by it of the dealer concession, were $181,026, $127,814 and $121,401 for the fiscal years ended November 30, 1996, 1995 and 1994, respectively. During such periods, ESI received reallowances of $2,788,185, $2,332,813 and $2,733,451, respectively, 1717 Capital Management Company received reallowances of $521,911, $799,854 and $1,102,934, respectively. For the fiscal year ended November 30, 1996, Janney Montgomery Scott and Hornor Townsend & Kent received reallowances of $442,399 and $582,120, respectively; and during the period from March 27, 1995 to November 30, 1995 they received reallowances of $148,021 and $156,325, respectively.



    The distribution contracts of the Company and the Pennsylvania Fund may be terminated by either party thereto on 60 days' written notice, without penalty, and they terminate automatically in the event of their assignment. The distribution contracts must be approved annually in one of the same ways as described above for the advisory agreements.

                               THE DISTRIBUTION PLANS

    The Company and the Pennsylvania Fund have adopted several plans pursuant to Rule 12b-1 under the 1940 Act. One such plan applies to the Class A shares of the Company's Funds (other than the Treasury Fund). In addition, the Short Maturity Government Fund has a separate Supplemental Distribution Plan applicable only to it. The Pennsylvania Fund has a Distribution Plan applicable only to it. Finally, the Class B shares of the Small Company, World, Common Stock, Balanced, Bond and Tax-Free Income Funds have adopted a Class B Distribution Plan, effective April 1, 1996 (all of these plans are collectively hereinafter referred to as the "Plans"). The Plans were extended to include the High Yield Fund's Class A and Class B Shares on March 14, 1997. See "Distribution Plans" in the Prospectus (as supplemented).

    The Class A and Class B shares of each Fund (except for the Treasury
Fund) paid fees under the Class A Plan in the amounts set forth below for the periods indicated:


FUND                                                      TOTAL 12b-1 FEES

                             Year Ended               Year Ended          Year Ended
                             November 30, 1996        November 30, 1995   November 30, 1994
                             ---------------------    -----------------   -----------------
                             A Shares     B Shares
Common Stock                 $3,345,000   $85,382     $2,545,000          $1,161,000
Balanced                        835,591    31,780        741,076             544,500
Growth                          189,755      --          145,000              83,500
Small Company                   278,965     6,630        281,355             290,100
World                           183,351    10,900        132,778              96,797
Bond                            204,195    14,799        196,750             141,500
Government Securities           199,480      --          210,478             240,000
Short Maturity (1)              123,929      --           48,200                --
Tax-Free Income                 207,052     2,765        211,125             211,325
New York (2)                     11,005      --            6,666                --


                                      22



Pennsylvania                     68,800      --           66,219              62,300


(1) Commenced operations on March 24, 1995
(2) Commenced operations on March 27, 1995


    The Plan applicable to the Class B shares of the Small Company, World, Common Stock, Balanced, Bond and Tax-Free Income Funds became effective on April 1, 1996. It is expected that the amounts payable to SFSC under this Class B Plan will be equal to 1.00% of the net assets of the Class B shares of the relevant Funds. SFSC will use such payments to recoup the cost of commissions paid to brokers at the time of sale of the Class B shares, service fees to brokers with respect to the Class B shares, and the same types of other marketing expenses for which SFSC receives reimbursement under the Plans applicable to the Class A shares.

    The Boards of the Funds believe that a consistent cash flow resulting from the sale of new shares is necessary and appropriate to meet redemptions and for the Funds to take advantage of buying opportunities without having to make unwarranted liquidations of portfolio securities. Since SFSC receives no other compensation from the Funds, the Boards believe it would benefit the Funds to have monies available for the direct distribution activities of SFSC in promoting the sale of shares of the Funds.

    The Plans have been approved by the Company Board of Directors and the Pennsylvania Fund's Board of Trustees, including all of the directors/trustees who are not interested persons as defined in the 1940 Act. The Plans must be renewed annually by the Boards, including a majority of the directors/trustees who are not interested persons and who have no direct or indirect financial interest in the operation of the Plans. It is also required that the selection and nomination of such directors/trustees be done by the disinterested directors/trustees. The Plans and any distribution agreement may be terminated at any time, without penalty, by such directors/trustees on 60 days' written notice. SFSC or any dealer may also terminate their respective distribution agreement at any time upon written notice.

    The Plans and any distribution agreement may not be amended to increase materially the amount spent for distribution expenses or in any other material way without approval by a majority of the Funds' outstanding shares, and all such material amendments to any Plan or any distribution agreement also shall be approved by a vote of a majority of the disinterested directors/trustees, cast in person at a meeting called for the purpose of voting on any such amendment.

    SFSC is required to report in writing to the Board of Directors of the Company and the Board of Trustees of the Pennsylvania Fund at least quarterly on the amounts and purpose of any payments made under the Plans and any distribution agreement, as well as to furnish the Boards with such other information as reasonably may be requested in order to enable the Boards to make informed determinations of whether the Plans should be continued.

                             THE FUND SERVICES AGREEMENTS

    Sentinel Administrative Service Company ("Sentinel Service"), in accordance with its Fund Services Agreements with the Funds, provides the Funds with certain fund accounting, financial administration, transfer agency and shareholder relations services. Sentinel Service performs the transfer agency responsibilities utilizing, through Investors Fiduciary Trust Company ("IFTC"), the computer system of DST Systems, Inc. ("DST") on a remote basis.

    For these services, the Fund Services Agreements provide for the Funds to pay to Sentinel Service fixed fees totalling $926,500 per year for fund accounting and financial administration services. The Agreements also provide for an annual fee for transfer agency and shareholder relations services to the Company and the Pennsylvania Fund of $2,563,000 and $37,000, respectively, plus amounts equal to annual rates of $15 per shareholder account in excess of 106,500 and 1,500, respectively, in each case as of the last day of the month preceding the installment due date. Each Fund also is responsible for the charges for remote access to the computer system of DST. Generally, this is a fixed annual charge per shareholder account, plus certain out-of-pocket expenses, minus certain credits. The fixed fees are subject to increase under inflation clauses for fiscal years beginning December 1, 1994, and thereafter, to the extent approved by the Board of Directors or Board of Trustees. Fees are payable monthly in arrears.

    Total fees payable to Sentinel Service under the Fund Services Agreements for the years ended November 30, 1996, 1995 and 1994 were $3,526,500, $3,470,333 and $3,358,000, respectively.

    Sentinel Service is a Vermont general partnership of which affiliates of National Life, Provident Mutual and Penn Mutual are the general partners.

    The Company's Fund Services Agreement was approved by the Company's shareholders on November 30, 1992, and the Pennsylvania Fund's Fund Services Agreement was approved by that Fund's shareholders on February 19, 1993. The agreements were approved by the Company's Board of Directors and the Pennsylvania Fund's Board of Trustees on August 13, 1992 and August 14, 1992, respectively. Each agreement must be approved annually by vote of the Board or by the vote of a majority of the outstanding voting securities of each Fund, but in either event it must also be approved by a vote of a majority of the directors/trustees who are not parties to the contract, or interested persons, as defined in the 1940 Act, of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Fund Services Agreements will terminate automatically in the event of their assignment and are terminable at any time without penalty by the applicable Board or, as to a particular Fund, by a majority of the applicable Fund's outstanding voting securities on not more than 60 days' written notice to Sentinel Service and by Sentinel Service on 60 days' notice to the Fund.

                                PORTFOLIO TRANSACTIONS
                              AND BROKERAGE COMMISSIONS

    The Funds' policy in the case of listed securities is to place its orders with firms that are members of a stock exchange on which such securities are listed or traded and in the case of securities traded in the over-the-counter market to deal directly with dealers who are primary market makers in such securities, without the use of a broker unless the Funds can obtain better price or execution through the use of a broker. Purchases are made for investment and not for trading purposes, except for the Bond Fund where trading may be an important factor. Subject to the direction and control of the Boards and in accordance with its advisory agreements, the Advisor supervises the investments of the Funds and, as an essential feature thereof, places orders for the purchase and sale of portfolio securities and supervises their execution, including negotiating the amount of the commission rate paid, in each case at prices it believes to be the best then available, taking into consideration such factors as price, commission, size of order, difficulty of execution and skill required of the executing broker-dealer as well as the extent to which a broker capable of satisfactory execution may provide research information and statistical and other services to the Advisor. Sales of shares of the Funds may also be considered as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds, subject to the conditions that commissions paid to such broker-dealers be no higher than would otherwise be paid, and that the prices be, in the judgment of the Advisor, the best then available.

    In making such purchases and sales, the brokerage commissions are paid by the Funds. The Funds may also buy or sell securities from, or to, dealers acting as principals.

    Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), which was enacted by Congress in connection with the elimination of fixed commission rates on May 1, 1975, provides that, except as agreements such as investment advisory contracts otherwise provide, money managers such as the Advisor will not be deemed to have acted unlawfully or to have breached a fiduciary duty if, subject to certain conditions, a broker-dealer is paid in return for brokerage and research services an amount of commission for effecting transactions for accounts, such as the Funds, in excess of the amount of commission another broker-dealer would charge for effecting the transaction. In order to cause the Funds to pay such greater commissions, the Advisor has to determine in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer viewed in terms of either a particular transaction or the Advisor's overall responsibilities to the Funds and to its other clients.

    Brokerage and research services, as provided in Section 28(e) of the 1934 Act, include advice as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts and effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).

    Although research and market and statistical information from brokers and dealers can be useful to the Funds and to the Advisor, it is the opinion of the management of the Funds that such information is only supplementary to the Advisor's own research effort since the information must still be analyzed, weighed and reviewed by the Advisor's staff.

    The Funds obtain Lipper Directors' Analytical Data from Lipper Analytical Distributors, Inc., in exchange for fund brokerage commissions, presently in the amount of $22,000 per year. This service is available only for brokerage commissions.


    Except for implementing the policies stated above, there is no commitment to place portfolio transactions with brokers or dealers who provide investment research. The Advisor has advised the Funds that it is not feasible to assign any precise value to services provided by such brokers and dealers to it, nor does the use of such services reduce its expense by any measurable or significant amount. For the years ended November 30, 1996, 1995 and 1994, the Funds paid total brokerage commissions of $1,156,527, $1,102,148 and $909,949, respectively. Brokerage commissions paid by each Fund were as follows:


                                                                 YEAR ENDED
Fund                                          11/30/96   11/30/95    11/30/94
----                                          --------   --------    --------
Common Stock                                  $656,739   $650,368    $414,244
Balanced                                        91,540    109,898     115,112
Growth                                         135,426    108,107     105,150
Small Company                                  162,972    126,348     131,104
World                                          109,850    107,427     144,339
Bond                                             ---        ---         ---
Government Securities                            ---        ---         ---
Short Maturity Gov't (1)                         ---        ---         N/A
Treasury                                         ---        ---         ---
Tax-Free Income                                  ---        ---         ---
New York (2)                                     ---        ---         N/A
Pennsylvania                                     ---        ---         ---

(1)  Commenced operations on March 24, 1995.
(2)  Commenced operations on March 27, 1995.


    Such commissions were allocated on the basis of research and statistical or other services provided by the dealer, although selling group dealers may have participated therein. Of the total commissions paid by the Funds, approximately 100% was allocated in 1996, 1995 and 1994 to brokers or dealers whose furnishing of research information was a factor in their selection.

                                  PORTFOLIO TURNOVER


    Purchases for the Small Company, Growth, Common Stock, World, Balanced and Pennsylvania Funds are made for long-term investment, and not for short-term trading profits. However, during rapidly changing conditions, there necessarily may be more portfolio changes than in a more stable period and these may result in short-term gains or short-term losses. The rates of portfolio turnover for each of the Funds during the fiscal years ended November 30, 1996, 1995 and 1994 were as follows:


                                            Year Ended Year Ended  Year Ended

Fund                                          11/30/96   11/30/95    11/30/94
----                                          --------   --------    --------
Common Stock                                     22%        22%         15%
Balanced                                         83%       110%         66%
Growth                                           98%        84%         58%
Small Company                                    60%        79%         46%
World                                            14%        32%         30%
Bond                                            176%       237%        133%
Government Securities                           614%       367%        149%
Short Maturity Gov't(1)                         120%        58%        N/A
Treasury                                        N/A        N/A         N/A
Tax-Free Income                                 112%       112%         92%
New York(2)                                      48%        32%        N/A
Pennsylvania                                     56%        80%         56%


(1)  Commenced operations on March 24, 1995.
(2)  Commenced operations on March 27, 1995.


    In pursuit of the investment objectives of the Bond, Government Securities, Short Maturity Government, Tax-Free Income and New York Funds, it is expected that assets will be managed actively. In order to maximize income and protect the income stream or improve the quality of the portfolio, in light of market and economic conditions as interpreted or anticipated by the Advisor, these Funds' portfolios will be monitored constantly and will be adjusted when deemed appropriate in furtherance of the Funds' investment objectives. Portfolio turnover is the ratio of the lesser of annual purchases or sales of portfolio securities to average monthly market value, not including short-term securities. One of the requirements under the Code for qualification as a regulated investment company is that less than 30% of a Fund's gross income be derived from gains from the sale or disposition of securities held for less than three months.

Accordingly, a Fund may be restricted in effecting portfolio turnover transactions with regard to items that have been held in such Fund for less than three months.

                                    CAPITALIZATION

    Shares of the Company's common stock and shares of beneficial interest in the Pennsylvania Fund are fully paid and non-assessable. Each such share is freely assignable to another bona fide investor by way of pledge (as, for example, for collateral purposes), gift, settlement of an estate and, also, by an investor who has held such Fund shares for not less than 30 days. Each share of the Company is entitled to one vote per dollar of net asset value per share, on matters on which all Funds of the Company vote as a single class. Each share of the Pennsylvania Fund entitles the holder to one vote for all purposes.

    The proceeds from the sale of shares of each Fund or class of shares of the Company and all income, earnings and profits therefrom irrevocably appertain to the Fund or class of shares. Each such Fund or class of shares records all liabilities (including accrued expenses) in respect of such Fund or class of shares, as well as a share of such liabilities (including general liabilities of the Company) in respect to two or more Funds or classes of shares, in proportion to their average net assets, or in proportion to the number of their respective shareholders. The Company's Board has adopted an "Amended Rule 18f-3 Plan" under which the methods of allocating income and expenses among classes of shares of each Fund which has both Class A and Class B shares is specified, and the Company intends to comply fully with the provisions of Rule 18f-3 under the 1940 Act in allocating income and expenses among the classes of Funds offering both Class A and Class B shares. If any reasonable doubt exists as to the Fund or class of shares to which any asset or liability appertains, the Board may resolve such doubt by resolution.

    In the case of dissolution or liquidation of the Company, the shareholders of each Fund of the Company are entitled to receive ratably per share the net assets of such Fund, with any general assets of the Company distributed ratably per share, regardless of the Fund.

    Voting rights are non-cumulative, meaning that the holders of more than 50% of the shares voting for the election of directors/trustees can elect 100% of the directors/trustees being voted upon if they choose to do so, and, in such event the holders of the remaining minority of the shares voting for the election of directors/trustees will not be able to elect any person or persons to the Board. As of March 1, 1997, none of the approximately 103,188 shareholders owns as much as 5% of the voting stock of any Fund except National Life and its affiliates, whose holdings are set forth on pages 15-16 of this Statement of Additional Information, and except for the following shareholders of the New York Fund: Mr. Louis P. Dicerbo, 261 Madison Avenue, New York, New York 10016-2303 - 134,546.765 shares amounting to 27% of the class; Ms. Arlene Federico, 39 Fruitledge Road, Brookville, New York 11545-3315 - 63,087.643 shares amounting to 12.5% of the class; Ms. Donna Bernstein, 15 Parkway Drive, Roslyn Heights, New York 11577-2705
-31,798.680 shares amounting to 6.3% of the class, and Ms. Mary Vezza, 1 Hillandale Close, Scarsdale, NY 10583-7659 - 52,706.206 shares amounting to 10% of the class.

                                HOW TO PURCHASE SHARES
                                         AND
                                 REDUCE SALES CHARGES

    Shares of the Funds may be purchased at the public offering price from any authorized investment dealer as described in the Prospectus. The public offering price of Class A shares, which are offered by every Fund, is the sum of the current net asset value per share plus a sales charge which ranges from 5.0% to 0% of the purchase price. The public offering price of

Class B shares, which are offered by the Common Stock, Balanced, Small Company, World, Bond, and Tax-Free Income Funds, is equal to the current net asset value per share. A contingent deferred sales charge ("CDSC") may apply to redemptions of Class B shares, or to redemptions of Class A shares where the initial sales charge was zero based on a purchase of $1,000,000 or more. See "How to Purchase Shares" in the Prospectus.

    THE GROUP PURCHASE PROGRAM - Clients of a single registered representative or group of affiliated registered representatives who make purchases by opening new accounts within a 60-day period and whose funds for such purchases all originate from a single other source may aggregate such purchases for purposes of determining the applicable sales charge level or CDSC schedule for such purchases.

                        ISSUANCE OF SHARES AT NET ASSET VALUE

    Subject to the applicable provisions of the 1940 Act, certain investors may purchase Class A shares of the Funds at net asset value. Such investors are listed in the Prospectus. See "How to Purchase Shares - Reduced Sales Charges" in the Prospectus.

                                 HOW TO REDEEM SHARES

    The Funds normally will buy back your shares on demand on any business day (as defined below). Class A shares are repurchased at current net asset value; a CDSC may be payable on redemptions of Class B shares, and will be deducted from the redemption proceeds. For further information, please refer to the Prospectus.

                           DETERMINATION OF NET ASSET VALUE

    The net asset value per share of each Fund or class of shares is computed by dividing the total value of the assets of that Fund or class of shares, less its liabilities, by the total number of such Fund's or class of shares' outstanding shares. Equity securities which are traded on a national securities exchange are valued at the last reported sale price each business day at the regular close of trading, currently 4:00 p.m. Eastern time.
Equity securities for which there were no sales during the day are valued at the mean between the latest available bid and asked prices. Fixed-income securities are valued daily on the basis of valuations furnished by a pricing service which determines valuations for normal institutional-sized trading units of debt securities, without exclusive reliance upon quoted prices.
These valuations by the pricing service are believed to reflect more accurately the fair market value of such securities. Net asset value is calculated once each business day, at 4:00 p.m. Eastern time, and becomes effective immediately upon its determination. Orders to purchase shares of the Funds received by dealers prior to 4:00 p.m. Eastern time will be confirmed on the basis of such closing price, provided they are received by the Distributor prior to the close of its business day. Orders received by dealers after 4:00 p.m. Eastern time will be confirmed on the same basis as previously stated with respect to the next business day. "Business day" means a day on which the New York Stock Exchange is open. The New York Stock Exchange is not open on New Year's Day, Presidents' Day, Good Friday,
Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

    The Treasury Fund values its portfolio securities based on their amortized cost in accordance with SEC regulations. The amortized cost method of valuation involves valuing a security at its cost at the time of purchase and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. During such periods the yield to investors in the Treasury Fund may differ somewhat from that obtained in a similar investment company which uses mark-to-market value for all of its portfolio securities. For example, if the use of amortized cost resulted in a lower (higher) aggregate portfolio value on a particular day, a prospective investor in the Treasury Fund would be able to obtain a somewhat higher (lower) yield than would result from investment in such a similar company which utilizes mark-to-market values and existing investors would receive less (more) investment income. The purpose of this method of calculation is to attempt to maintain a constant net asset value per share of $1.00.

    In accordance with the SEC rule permitting the use of the amortized cost method of valuation, the Treasury Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less, and must purchase instruments having remaining maturities of 397 days (13 months) or less. In addition, the Directors of the Company have established procedures designed to stabilize, to the extent reasonably possible, the Treasury Fund's price per share as computed for the purpose of sales and redemptions at $1.00. The Company's Directors will review periodically the Treasury Fund's portfolio holdings to determine whether a deviation exists between the net asset value calculated using market quotations and that calculated on an amortized cost basis. In the event the directors determine that a deviation exists which may result in material dilution or other unfair results to existing shareholders, the Treasury Fund will take such corrective action as it regards as necessary and appropriate, including (i) the reduction of the number of outstanding shares of the Treasury Fund by having each shareholder proportionately contribute shares to the Treasury Fund's capital, (ii) the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, (iii) the withholding of dividends or (iv) the establishment of a net asset value per share by using available market quotations. If the number of outstanding shares is reduced in order to maintain a constant net asset value of $1.00 per share, the shareholders will contribute proportionately to the Treasury Fund's capital the number of shares which represent the difference between the amortized cost valuation and the market valuation of the portfolio. Each shareholder will be deemed to have agreed to such contribution by such shareholder's investment in the Treasury Fund.

    Since the net income of the Treasury Fund is determined and declared as a dividend immediately prior to each time the asset value of the Treasury Fund is determined, the net asset value per share of the Treasury Fund normally remains at $1.00 per share immediately after each such dividend declaration. Any increase in the value of a shareholder's investment in the Treasury Fund, representing the reinvestment of dividend income, is reflected by an increase in the number of shares of the Treasury Fund in that shareholder's account and any decrease in the value of a shareholder's investment may be reflected by a reduction in the number of shares in the account. See "Taxes" below.

                COMPUTATION OF MAXIMUM OFFERING AND REDEMPTION PRICES
                                 AT NOVEMBER 30, 1996


Class A Shares:


(Reduced offering prices apply on purchases of $100,000 or more of shares of the Funds, as described in the prospectus.)

---------------------------------------------------------------------------------------------------
                          Common                                         Small
                          Stock           Balanced        Growth         Company        World
                          Fund            Fund            Fund           Fund           Fund
Net assets               $1,306,592,040   $297,287,616    $69,816,281    $99,392,706    $71,457,559

Shares outstanding           32,181,137     16,027,384      3,974,158     19,207,900      4,554,373
Net asset value per
 share (redemption
 price)                          $40.60         $18.55         $17.57          $5.17         $15.69
Maximum offering
price per share*                 $42.74         $19.53         $18.49          $5.44         $16.52
---------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                                           Government     Short Maturity
                            Bond           Securities     Gov't.              Treasury
                            Fund           Fund           Fund                Fund
Net assets                  $99,408,280    $92,299,021    $36,473,694         $80,804,137
Shares outstanding           15,657,296      9,233,946      3,718,756          80,804,137
Net asset value per
  share (redemption
  price)                          $6.35         $10.00          $9.81               $1.00
Maximum offering
price per share*                  $6.61         $10.42          $9.91               $1.00
-----------------------------------------------------------------------------------------


-----------------------------------------------------------------------
                             Tax-Free
                             Income         New York       Pennsylvania
                             Fund           Fund           Fund

Net assets                  $99,967,359     $5,748,597    $35,545,252
Shares outstanding            7,389,500        490,673      2,674,841
Net asset value per
  share (redemption
  price)                         $13.53         $11.72         $13.29
Maximum offering
price per share*                 $14.09         $12.21         $13.84

CLASS B SHARES:

----------------------------------------------------------------------------------------------------
                             Common                         Small
                             Stock          Balanced        Company        World          Bond
                             Fund           Fund            Fund           Fund           Fund

Net assets                   $27,257,478    $10,948,196     $1,943,029     $3,187,686     $4,714,358
Shares outstanding               671,906        589,175        379,304        204,653        741,210
Net asset value per
 share (redemption
 price)                      $     40.57    $     18.58     $     5.12     $    15.58     $     6.36
Maximum offering
price per share*             $     40.57    $     18.58     $     5.12     $    15.58     $     6.36
----------------------------------------------------------------------------------------------------
                                               Tax-Free
                              Treasury         Income
                              Fund             Fund

Net assets                    $3,160,340       $765,605
Shares outstanding             3,160,340         56,555
Net asset value per
 share (redemption
 price)                       $     1.00       $  13.54
Maximum offering
price per share*              $     1.00       $  13.54

----------------------------------------------------------------------------------------------------

*For the Small Company Fund, Growth Fund, World Fund, Common Stock Fund and Balanced Fund, the maximum offering price is 1000/950 times the net asset value per share. For the Bond Fund, High Yield Fund, Tax-Free Income Fund, New York Tax-Free Income Fund, Government Securities Fund and Pennsylvania Tax-Free Trust, the maximum offering price is 1000/960 times the net asset value per share. For the Short Maturity Government Fund, the maximum offering price is 1000/990 times the net asset value per share. For the Treasury Fund, the maximum offering price per share is equal to the net asset value per share.


**In the case of Class B shares, the maximum offering price is equal to the net asset value per share.


                    DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

     Dividends, as explained in the Prospectus, are paid annually for the Class A and Class B shares of the Small Company, World and Growth Funds, quarterly for the Class A and Class B shares of the Balanced and Common Stock Funds, and monthly for the Class A and Class B shares of the Bond, High Yield Tax-Free Income, Government Securities, Short Maturity Government, Pennsylvania and New York Funds. Distributions of any net realized gains on sales of investments of any Fund for a fiscal year ordinarily are paid in the month of December immediately following the November 30th fiscal year-end. Dividends for the Treasury Fund are declared daily and paid monthly, as described in the Prospectus.

     Except where the shareholder, in the manner described below, has elected otherwise, any income dividends or capital gains distributions of a Fund will be made in shares of such Fund at the net asset value at the close of business on the designated record date, resulting in the automatic reinvestment of cash dividends and distributions. Such an acquisition of shares involves no sales charge. Unless the shareholder is participating in a Systematic Withdrawal Plan, the shareholder may elect to receive in cash either both income dividends and capital gains distributions or only income dividends or only capital gains. Such election may be made by written notice to Sentinel Service or by phoning Investor Services and will take effect for distributions for which the record date is more than ten days after the receipt by Sentinel Service of such written notice. The election will remain in effect until revoked by similar notice.


                                      TAXES

GENERAL

     Each Fund intends to continue to qualify, and the High Yield Fund intends to elect and to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Code. As long as it so qualifies, a Fund will not be subject to federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to Class A and Class B shareholders. The Company intends to distribute substantially all of such income.


     As discussed in the Prospectus, the Company consists of twelve separate Funds. Each such Fund is treated as a separate corporation for federal income tax purposes. Each such Fund is thus considered to be a separate entity in determining its treatment under the rules for RICs described in the Prospectus. Losses in one Fund do not offset gains in another Fund, and the requirements (other than certain organizational requirements) for qualifying for RIC status are determined at the Fund level rather than at the Company level.

     Dividends paid by a Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends"), are taxable to shareholders as ordinary income for federal income tax purposes, except that "exempt-interest dividends" (as defined in Section 852(b)(5) of the Code) not subject to federal income tax are expected to be paid by the Tax-Free Income Fund, "exempt-interest dividends" not subject to either federal income tax or Pennsylvania personal income tax are expected to be paid by the Pennsylvania Fund, and "exempt-interest dividends" not subject to either federal income tax or New York State and City personal income tax are expected to be paid by the New York Fund, as described in the Prospectus. Distributions made from an excess of net long-term capital gains over net short-term capital losses (hereinafter referred to as "capital gain dividends") are taxable to shareholders as long-term capital gains for federal income tax purposes, regardless of the length of time the shareholder has owned such Fund's shares. Any loss upon the sale or exchange of Fund shares held for six months or less will be disallowed to the extent of any capital gain dividends received by the shareholder. Distributions in excess of a Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder for federal income tax purposes (assuming the shares are held as a capital asset).

     With the exception of exempt-interest dividends paid by the Tax-Exempt Funds, dividends are taxable to shareholders for federal income tax purposes even though they are reinvested in additional shares of the Funds. Not later than 60 days after the close of its taxable year, each Fund will provide its shareholders with a written notice designating the amount of any ordinary income dividends, capital gain dividends, tax-exempt dividends and the portion of any ordinary income dividends eligible for the dividends received deduction allowed to corporations under the Code. Generally, distributions by the Tax-Exempt Funds, the World Fund, the Bond Fund, the Government Securities Fund, the High Yield Fund, the Short Maturity Government Fund and the Treasury Fund will not be eligible for the dividends received deduction allowed to corporations under the Code. The Funds will allocate any dividends eligible for dividends received deduction between the Class A and Class B shareholders according to a method (which they believe is consistent with SEC Rule 18f-3 which authorizes the issuance and sale of multiple classes of shares) that is based on the gross income allocable to the Class A and Class B shares during the taxable year, or such other method as the Internal Revenue Service may prescribe. If a Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as having been paid by the RIC and received by its shareholders on December 31st of the year in which the dividend was declared.

     If the value of assets held by the Treasury Fund declines, the Board of Directors may authorize a reduction in the number of outstanding shares in shareholders' accounts so as to preserve a net asset value of $1.00 per share. After such a reduction, the basis of eliminated shares will, for federal income tax purposes, be added to the basis of shareholders' remaining Fund shares, and any shareholders disposing of shares at that time may recognize a capital loss. Distributions, including distributions reinvested in additional shares of the Fund, will nonetheless be fully taxable for federal income tax purposes, even if the number of shares in shareholders' accounts has been reduced as described above.

     Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on most ordinary income dividends and on capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Company, or who, to the Company's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

     Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities, unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax.

     Dividends and interest received by the World Fund (and to a lesser extent, some of the other Funds) may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders of the World Fund, may be able to claim United
States foreign tax credits with respect to such taxes, subject to certain conditions and limitations contained in the Code. If more than 50% in value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, such Fund will be eligible to file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to include their proportionate shares of such withholding taxes in their United States income tax returns as gross income, treat such proportionate shares as taxes paid by them, and deduct such proportionate shares in computing their taxable incomes or, alternatively, use them as foreign tax credits against their United States income taxes. No deductions for foreign taxes, however, may be claimed by noncorporate shareholders who do not itemize deductions. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to United States withholding tax on the income resulting from a Fund's election described in this paragraph but may not be able to claim a credit or deduction against such United States tax for the foreign taxes treated as having been paid by such shareholder. Additionally, certain retirement accounts cannot claim foreign tax credits on investments in foreign securities held in a Fund. The World Fund and other Funds to the extent applicable will report annually to shareholders the amount per share of such withholding taxes. For this purpose, the World Fund will allocate foreign taxes and foreign source income between the Class A and Class B shares according to a method similar to that described above for the allocation of dividends eligible for the dividends received deduction.


     No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class A shares. A shareholder's basis in the Class A shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class A shares will include the holding period for the converted Class B shares.

     If a shareholder exercises an Exchange Privilege as described below within 90 days of acquiring such shares, then the loss such shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent any sales charge paid to the Company reduces any sales charge such shareholder would have owed the Company for the shares of the new Fund in the absence of the Exchange Privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

     A loss realized on a sale or exchange of shares of a Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

     The Code requires each Fund to pay a non-deductible 4% excise tax to the extent it does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains and foreign currency gains, determined on a November 30th year end, plus certain undistributed amounts from previous years. The Company anticipates that the Funds will make sufficient timely distributions to avoid the imposition of the excise tax. Since the required distributions are based only on taxable income, the excise tax generally will not apply to the Tax-Exempt Funds, discussed below.


     At November 30, 1996, the Bond, Government Securities and Short Maturity Government Funds had capital loss carryforwards for federal income tax purposes of $4,488,182, $6,539,561 and $1,173,287, respectively.

TAX-EXEMPT FUNDS

     The Tax-Exempt Funds intend to continue to qualify to pay exempt-interest dividends. The relevant Code provision states that if, at the close of each quarter of the respective Fund's taxable year, at least 50% of the value of its total assets consists of obligations exempt from federal income tax ("tax-exempt obligations") under Section 103(a) of the Code
(relating generally to obligations of a state or local governmental unit), such Fund shall be qualified to pay exempt-interest dividends to its shareholders. Exempt-interest dividends are dividends or any part thereof paid by a Tax-Exempt Fund which are attributable to interest on tax-exempt obligations and designated by the Company as exempt-interest dividends in a written notice mailed to shareholders within 60 days after the close of the Fund's taxable year. For this purpose, each Tax-Exempt Fund will allocate interest from tax-exempt obligations (as well as ordinary income, capital gains and tax preference items discussed below) between the Class A and Class
B shareholders according to a method (which it believes is consistent with SEC Rule 18f-3, which authorizes the issuance and sale of multiple classes of shares) that is based on the gross income allocable to the Class A and Class
B shares during the taxable year, or such other method as the Internal
Revenue Service may prescribe. Exempt-interest dividends may be treated by shareholders for all purposes as items of interest excludable from their federal gross income under Code Section 103(a). Exempt-interest dividends are included, however, in determining the portion, if any, of a person's social security benefits and railroad retirement benefits subject to federal income taxes. Interest on indebtedness incurred or continued to purchase or carry shares of a RIC paying exempt-interest dividends will not be deductible by the shareholder for federal income tax purposes to the extent attributable to exempt-interest dividends. Each shareholder is advised to consult a tax advisor with respect to whether exempt-interest dividends retain the exclusion under Code Section 103(a) if such shareholder were to be treated as a "substantial user" or "related person" under Code Section 147(a) with respect to property financed with the proceeds of an issue of "industrial development bonds" or "private activity bonds", if any, held by the Tax-Exempt Funds.

     All or a portion of the Tax-Exempt Funds' gain from the sale or redemption of tax-exempt obligations purchased at a market discount will be treated as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by shareholders of these Funds.

     Any loss upon the sale or exchange of Tax-Exempt Fund shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received by the shareholder. In addition, any such loss that is not disallowed under the rule stated above will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder.

     The Code subjects interest received on certain otherwise tax-exempt securities to an AMT. The AMT applies to interest received on private activity bonds issued after August 7, 1986. Private activity bonds are bonds which, although tax-exempt, are used for purposes other than those generally performed by governmental units and which benefit non-governmental entities (E.G., bonds used for industrial development or housing purposes). Income received on such bonds is classified as an item of "tax preference" which could subject investors in such bonds, including shareholders of the Tax-Exempt Funds, to an AMT. The Tax-Exempt Funds may purchase such private activity bonds, and will report to shareholders within 60 days after the Tax-Exempt Funds' respective taxable year-ends the portion of such Fund's dividends declared during the year which constitutes an item of tax preference for AMT purposes. The Code further provides that corporations are subject to an AMT based, in part, on certain differences between taxable income as adjusted for other tax preferences and the corporation's "adjusted current earnings", which more closely reflect a corporation's economic income. Because an exempt-interest dividend paid by a Tax-Exempt Fund will be included in adjusted current earnings, a corporate shareholder may be required to pay the AMT on exempt-interest dividends paid by such Funds.

     The Code provides that every person required to file a tax return must include on such return the amount of exempt-interest dividends received from the Tax-Exempt Funds during the taxable year.




TAX TREATMENT OF OPTIONS AND FUTURES TRANSACTIONS

     The Tax-Exempt Funds may purchase or sell financial futures contracts and call and put options on financial futures contracts. In general, unless an election is available to a fund or an exception applies, such options and futures contracts that are "Section 1256 contracts" will be "marked to market" for federal income tax purposes at the end of each taxable year, I.E., each such option or financial futures contract will be treated as having been sold for its fair market value on the last day of the taxable year, and any gain or loss attributable to Section 1256 contracts will be 60% long-term and 40% short-term capital gain or loss. Application of these rules to Section 1256 contracts held by the Tax-Exempt Funds may alter the timing and character of distributions to shareholders. The mark-to-market rules outlined above, however, will not apply to certain transactions entered into by the Funds solely to reduce the risk of changes in price or interest rates with respect to its investments.

     Code Section 1092, which applies to certain "straddles", may affect the taxation of the Tax-Exempt Funds' sales of securities and transactions in financial futures contracts or options thereon and the World Fund's sales of securities and transactions in forward foreign exchange contracts, discussed below. Under Section 1092, the Tax-Exempt Funds may be required to postpone recognition for tax purposes of losses incurred in certain sales of securities and closing transactions in financial futures contracts or options thereon. The World Fund likewise may be required to postpone recognition of losses in connection with its forward foreign exchange contracts.

     One of the requirements for qualification as a RIC is that less than 30% of the Fund's gross income be derived from gains from the sale or other disposition of securities held for less than three months. Accordingly, the Tax-Exempt Funds may be restricted in effecting closing transactions within three months after entering into an options or financial futures contract.

FOREIGN CURRENCY TRANSACTIONS

     A forward foreign exchange contract held by the World Fund that is a
Section 1256 contract will be marked to market, as described under "Tax Treatment of Options and Futures Transactions". However, the character of gain or loss from such a contract will generally be ordinary under Code Section 988. The Fund may, nonetheless, elect to treat the gain or loss from certain forward foreign exchange contracts as capital. In this case, gain or loss realized in connection with a forward foreign exchange contract that is a Section 1256 contract will be characterized as 60% long-term and 40% short-term capital gain or loss.

     In general, gains from "foreign currencies" and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies will be qualifying income for purposes of determining whether a Fund qualifies as a RIC. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, foreign currency futures and forward foreign exchange contracts will be valued for purposes of the RIC diversification requirements applicable to the World Fund.

     Under the Code Section 988, special rules are provided for certain transactions in a currency other than the taxpayer's functional currency (I.E., unless certain special rules apply, currencies other than the U. S. dollar). In general, foreign currency gains or losses from certain debt instruments, from certain forward contracts, from futures contracts that are not "regulated futures contracts" and from unlisted options will be treated as ordinary income or loss under Code Section 988. In certain circumstances, the Fund may elect capital gain or loss treatment for such transactions. In general, however, Code
Section 988 gains or losses will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary income dividend distributions, and all or a portion of distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing the basis of each shareholder's Fund shares and resulting in a capital gain for any shareholder who received a distribution greater than such shareholder's basis in Fund shares (assuming the shares were held as a capital asset). These rules, however, will not apply to certain transactions entered into by the World Fund solely to reduce the risk of currency fluctuations with respect to its investments.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code section and the Treasury Regulations promulgated thereunder. The Code and the Treasury Regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

     Ordinary income and capital gain dividends may also be subject to state and local taxes.

     Certain states exempt from state income taxation dividends paid by RICs that are derived from interest on U.S. Government Securities. State law varies as to whether dividend income attributable to U.S. Government Securities is exempt from state income taxes.

     Shareholders are urged to consult their tax advisors regarding specific questions as to federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Funds.


                              SHAREHOLDER SERVICES

     OPEN ACCOUNT An open account is established automatically for each new investor, unless elected otherwise, in which all income dividends and any capital gains distributions are reinvested in additional shares, without charge, at the then current net asset value. Purchases made in this account will be made at the offering price on the day federal funds are available to the Funds as described in the Prospectus.

     The Funds reserve the right at any time to vary the initial and subsequent investment minimums of any Fund and to reject any purchase order.

     Policyowners of National Life, Provident Mutual or Penn Mutual who invest policy dividends may open an account in any of the Funds with a minimum initial purchase of $50 or more of policy dividends and subsequent assignment of dividends to the Funds.

     Stock certificates will be issued upon written request and without charge.

     Except for confirmation of purchases made under the Open Account, the cost of these shareholder services are borne by the Funds.

     AUTOMATED CLEARING HOUSE ("ACH") The ACH Network expedites the transfer of monies by electronically transmitting funds between member financial institutions. To take advantage of this convenient fund transfer method, you must provide Sentinel Service with a pre-designated destination. There is no charge for this service.

     DISTRIBUTION OPTIONS Shareholders of the Funds may elect to reinvest automatically their income dividends and any capital gains distributions in additional full and fractional shares of any one of the other Funds at the net asset value of the selected Fund at the close of business on the valuation date for the dividend, without the payment of any charge. Before exercising this option, shareholders should read the portions of the Prospectus relating to the selected Fund's objectives and policies. The target and original accounts for dividends must be in different Funds.

     AUTOMATIC INVESTMENT PLAN See the Prospectus for information and an application. The minimum initial investment and subsequent investment is $50.

     TELEPHONE INVESTMENT SERVICE See the Prospectus for information and an application.

   CHECK WRITING SERVICE (BOND, GOVERNMENT SECURITIES, SHORT-INTERMEDIATE GOVERNMENT, TREASURY, TAX-FREE INCOME, NEW YORK AND PENNSYLVANIA FUNDS) A special feature of the Class A shares of these Funds is the Check Writing privilege available through IFTC. Any shareholder who would like to draw checks on his account should check the box on the application captioned "Check Writing Service" or subsequently, make a written request to the Funds. Checks then will be provided by IFTC. These checks may be made payable in any amount not less than $500, except for the Treasury Fund which has a minimum amount of not less than $250. Withdrawals by check may not be made until shares have been in the account for at least fifteen (15) days. The price at which shares will be redeemed to cover a check will be the net asset value determined on the day the check clears. Potential fluctuations in net asset value of the Funds' shares should be taken into account when writing checks. If a dividend or capital gains distribution is paid during the period between writing and clearing of a check, the shareholder will be entitled to the dividend or distribution, but the net asset value of the shares will be reduced by the amount of the dividend payment. Because shareholders cannot determine the exact redemption price of their shares at the time a check is written, closing an account through check writing is not possible.

     There is no fee for check writing, but, upon notice, a fee for this service may be charged in the future. Fees are charged for stop payments, insufficient funds or other valid reasons.

     EXCHANGE PRIVILEGE This privilege also permits a shareholder whose financial needs have changed to transfer an investment from a National Life Variable Annuity account (presently the only such entity is the Variable Annuity Account I). Such transfers from a National Life Variable Annuity account are made without a sales charge on the basis of respective net asset values after payment of a fee of $75 (in addition to any applicable transfer taxes) to Sentinel Service for such transfer.

     An exchange is a taxable transaction for income tax purposes and any gain or loss realized is recognizable for such purposes.

     REINSTATEMENT PRIVILEGE Shareholders who have redeemed all or part of their shares may reinvest all or part of the redemption proceeds at the current net asset value without charge if a written request is received or is postmarked within one year after the redemption. Short-Intermediate Government Fund shareholders who have held their shares for 90 days or less, however, may only use the reinstatement privilege to reinvest in the Short-Intermediate Government Fund. The privilege may be exercised only once by a shareholder as to any of the Funds except where the sole purpose of the transaction is to transfer the shareholder's interest or a portion thereof in the Funds to a trustee or custodian for such shareholder's Self-Employed Retirement Plan or IRA. If the shareholder realizes a gain on redemption, the transaction is taxable and reinvestment will not alter any capital gains tax payable. If the shareholder realizes a loss on redemption and subsequently uses the reinstatement privilege, some or all of the loss may not be allowed as a tax deduction depending upon the amount reinvested.

     If the reinstatement is made for the purpose of effecting a rollover into an IRA, as described in Section 408(d)(3) of the Code, of a distribution from a tax sheltered retirement plan which had been invested in shares of the Funds, such reinvestment of redemption proceeds may be made any time within 60 days from the date on which the investor received the distribution.

            TOTAL RETURN, YIELD AND TAX-EQUIVALENT YIELD INFORMATION

     Each of the Funds (except the Treasury Fund) from time to time may include its average annual total return in advertisements or information furnished to present or prospective shareholders. The average annual total return for each of the Funds (other than the High Yield Fund which commenced operations on June __, 1997) for the one, five and ten year periods ended November 30, 1996 were:

                                                 Average Annual Total Return for the
                                                 -----------------------------------

                                   One Year Ended      Five Years Ended     Ten Years Ended
                                   November 30, 1996   November 30, 1996    November 30, 1996
                                   -----------------   -----------------    -----------------
Common Stock Fund-A                20.81%              14.87%              12.46%
Common Stock Fund-B                14.90%(5)

Balanced Fund-A                    10.73%              10.36%               9.62%
Balanced Fund-B                     9.58%(5)

Growth Fund-A                      16.48%              10.40%               9.54%

Small Company Fund-A               15.97%               9.47%(1)             N/A
Small Company Fund-B                6.22%(5)

World Fund-A                        9.68%              13.75%(1)             N/A
World Fund-B                        7.52%(5)

Bond Fund-A                         0.31%               7.12%               7.89%
Bond Fund-B                         4.49%(5)

Gov. Sec. Fund-A                   (1.02%)              6.00%               7.27%

Short Maturity Fund-A               4.58%               6.50%(2)             N/A

Tax-Free Income Fund-A              0.52%               6.40%               7.34%(3)
Tax-Free Income Fund-B              4.48%(5)

New York Fund-A                     0.48%               5.01(4)              N/A

Pennsylvania Fund-A                 0.76%               5.77%               6.17%


(1) For the period from March 1, 1993 (commencement of operations) through November 30, 1996.

(2) For the period from March 24, 1995 (commencement of operations) through November 30, 1996.

(3) For the period from October 1, 1990, when Sentinel Tax-Free Income Fund commenced operations, through November 30, 1996.

(4) For the period from March 27, 1995 (commencement of operations) through November 30, 1996.

(5) For the period from April 1, 1996 (commencement of operations) through November 30, 1996 (not annualized).

     The above amounts were computed by assuming a hypothetical initial payment of $1,000. From this $1,000 the maximum sales load of $50 (5.0% of the public offering price for the Class A shares of the Common Stock, Balanced, Growth, Small Company and World Funds; $40 (4.0% of the public offering price for the Class A shares of the Bond, Government Securities, Tax-Free Income, New York and Pennsylvania Funds); and $10 (1% for the Class A shares of the Short Maturity Government Fund) was deducted. It then was assumed that all of the dividends and distributions by each of the Funds over the relevant time period were reinvested. It then was assumed that at the end of the one-, five- or ten-year period, after taking into account all applicable recurring and nonrecurring expenses, the entire amount was redeemed. The average annual total return then was calculated by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon redemption (i.e., the average annual compound rate of return). For the Class B shares, the maximum offering price is equal to the net asset value.

     Each Fund's average annual total return and current yield will vary depending upon market conditions, the securities comprising such Fund's portfolio, such Fund's operating expenses and the amount of net capital gains or losses realized by such Fund during the period. An investment in any of the Funds will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

     Each of the Funds also from time to time may advertise its total return for specified periods without subtracting the sales load, to illustrate better the performance of money already invested in the Fund during those periods.

     On occasion, the Funds may compare their average annual total return figures to mutual fund averages such as those compiled by Lipper Analytical Services, Inc., and to market indices such as the Dow Jones Industrial Average, the Standard & Poor's 500 and the Shearson Lehman Aggregate Bond Index.

     The Bond, Tax-Free Income, Pennsylvania, New York, Government Securities and Short Maturity Government Funds' annualized yields for the 30-day period ended November 30, 1996 were:

                    Class A Shares      Class B Shares
Bond Fund                5.93%               5.03%
Tax-Free Income          4.18%               2.92%
Pennsylvania             4.37%               N/A
New York                 4.16%               N/A
Gov.'t Securities        5.67%               N/A
Short Maturity           5.81%               N/A


The average daily number of shares outstanding during the period that were eligible to receive dividends were:

                       Class A Shares     Class B Shares
Bond Fund                15,690,518          707,350
Tax-Free Income          7,411,988           53,781
Pennsylvania             2,669,089           N/A

New York                 502,087             N/A
Gov.'t Securities        9,309,373           N/A
Short Maturity           3,683,026           N/A

Income was computed by totalling the interest earned on all debt obligations during the 30-day period and subtracting from that amount the total of all recurring expenses incurred during the period. The 30-day yield then was annualized on a bond equivalent basis assuming semi-annual reinvestment and compounding of net investment income.

     These Funds also may show yield to those already invested in the Funds by using the net asset value per share instead of the maximum offering price per share in the above calculations, which has the effect of raising the quoted yields. Using net asset values, the yields of the Class A shares of the Bond, Tax-Free Income, Pennsylvania, New York, Government Securities and Short Maturity Government Funds as of November 30, 1996 were 6.17 %, 4.35%, 4.55%, 4.33%, 5.91% and 5.87%, respectively. In addition, the Tax-Free Income, Pennsylvania and New York Funds may quote tax-equivalent yield in advertisements. The calculation of tax-equivalent yield is described in the Prospectus. As of November 30, 1996, the tax-equivalent yield of the Tax-Free Income Fund was 6.80%, the tax-equivalent yield of the Pennsylvania Fund was
7.31%, and the tax-equivalent yield of the New York Fund was 7.58%.   For
purposes of the above tax-equivalent yield calculations the assumed federal tax rate is 36%.

     The Treasury Fund normally computes its annualized yield by determining the net income for a seven-day base period for a hypothetical pre-existing account having a balance of one share at the beginning of the base period, dividing the net income by the net asset value of the account at the beginning of the base period to obtain the base period return, multiplying the result by 365 and then dividing by seven. In accordance with regulations adopted by the SEC, the Treasury Fund is required to disclose its annualized yield for certain seven-day base periods in a standardized manner which does not take into consideration any realized or unrealized gains or losses on portfolio securities. The SEC also permits the calculation of a standardized effective or compounded yield. This is computed by compounding the unannualized base period return which is done by adding one to the base period return, raising the sum to a power equal to 365 divided by seven and subtracting one from the result.

     The yield quoted should not be considered a representation of the yield of the Treasury Fund in the future since the yield is not fixed. Actual yields will depend not only on the type, quality and maturities of the investments held by the Treasury Fund and changes in interest rates on such investments, but also on changes in the Treasury Fund's expenses during the period.

     Yield information may be useful in reviewing the performance of the Treasury Fund and for providing a basis for comparison with other investment alternatives. However, the Treasury Fund's yield fluctuates, unlike bank deposits or other investments which typically pay a fixed yield for a stated period of time.


                               GENERAL INFORMATION

     Copies of the Amended and Restated Articles of Incorporation and the By-Laws of the Company, the Amended and Restated Declaration of Trust and the Code of Regulations of the Pennsylvania Fund, and various agreements referred to in the Prospectus and this Statement of Additional Information are filed with the registration statement at the SEC to which reference is made for their full terms. Such documents and other information filed with the SEC may be obtained from the SEC upon payment of the fees prescribed by the Rules of the SEC and are also now available at the SEC's Internet Website at http://www.sec.gov. All cash and securities of the Funds, except for U.S.

Government Securities which are represented only in book entry form at the Federal Reserve Bank, are held by IFTC or in a central depository system in the name of Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, Missouri 64105 as the Funds' Custodian. IFTC is also Dividend Disbursing Agent for the Funds' shares. Sentinel Service is Transfer Agent and Registrar for the Funds' shares. All correspondence regarding the Funds should be mailed to Sentinel Administrative Service Company, P.O. Box 1499, Montpelier, Vermont 05601-1499.

     The independent accountants for the Funds are Price Waterhouse LLP, located at 1177 Avenue of the Americas, New York, New York 10036. The independent accountants are responsible for auditing the annual financial statements of the Company and the Pennsylvania Fund.

     Counsel for the Funds is Brown & Wood LLP, One World Trade Center, New York, New York 10048-0557.


                              FINANCIAL STATEMENTS

     Audited financial statements for the Company and for the Pennsylvania Fund are incorporated by reference to the Funds' 1996 Annual Report to Shareholders.

                                   APPENDIX A

     DESCRIPTION OF BOND RATINGS -

     Moody's describes its ratings for corporate and municipal bonds as follows:

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt edge". Interest payments are protected by a large or an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Rating Requirements: Moody's may apply numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

     A Standard & Poor's municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

     The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources Standard and Poor's considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

     The ratings are based, in varying degrees, on the following considerations:

     I. - Likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

     II - Nature of and provisions of the obligation.

     III - Protection afforded to, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     Standard & Poor's describes its ratings for corporate and municipal debt as follows:

     AAA - Debt rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA - Debt rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in a small degree.

     A - Debt rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than are bonds in higher rated categories.

     BBB - Debt rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher-rated categories.

     BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

     B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

     CCC - Debt rated CCC has a CURRENTLY identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

     CC - The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

     C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     CI - The rating CI is reserved for income bonds on which no interest is being paid.

     D - Debt rated D is in payment default. The D rating category is used when interest payments or principal repayments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     NR - Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

     Indicates that continuance of the rating is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

     Provisional Ratings - The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or risk of default upon failure of, such completion. Accordingly, the investor should exercise his own judgment with respect to such likelihood and risk.

     Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

     Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A", "BBB", commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the legal investment laws of various states may impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

                                   APPENDIX B


ECONOMIC CONDITIONS IN NEW YORK

     THE INFORMATION SET FORTH BELOW IS DERIVED FROM THE OFFICIAL STATEMENTS PREPARED IN CONNECTION WITH THE ISSUANCE OF NEW YORK OBLIGATIONS AND OTHER SOURCES THAT ARE GENERALLY AVAILABLE TO INVESTORS. THE FOLLOWING INFORMATION IS PROVIDED AS GENERAL INFORMATION INTENDED TO GIVE A RECENT HISTORICAL DESCRIPTION AND IS NOT INTENDED TO INDICATE FUTURE OR CONTINUING TRENDS IN THE FINANCIAL OR OTHER CONDITIONS OF NEW YORK CITY (THE "CITY") OR NEW YORK STATE (THE "STATE" OR "NEW YORK"). THE NEW YORK FUND HAS NOT INDEPENDENTLY VERIFIED THIS INFORMATION.

     In recent years, the State, some of its agencies, instrumentalities and public authorities and certain of its municipalities have faced serious financial difficulties that could have an adverse effect on the sources of payment for or the market value of the New York Obligations in which the New York Fund invests.

NEW YORK CITY

     GENERAL. More than any other municipality, the fiscal health of the City has a significant effect on the fiscal health of the State. The national economic downturn which began in July 1990 adversely affected the local economy, which had been declining since late 1989. As a result, the City experienced job losses in 1990 and 1991 and real Gross City Product ("GCP") fell in those two years. Beginning in calendar year 1992, the improvement in the national economy helped stabilize conditions in the City. Employment losses moderated toward year-end and real GCP increased, boosted by strong wage gains. However, after noticeable improvements in the City's economy during the calendar year 1994, economic growth slowed in calendar year 1995. The City's current four-year financial plan assumes that moderate economic growth will continue through calendar year 2000. During the 1995 fiscal year, the City experienced substantial shortfalls in payments of non-property taxes from those forecasted.

     For each of the 1981 through 1996 fiscal years, the City achieved balanced operating results as reported in accordance with generally accepted accounting principles ("GAAP"). The City was required to close substantial budget gaps in recent fiscal years in order to maintain balanced operating results. There can be no assurance that the City will continue to maintain a balanced budget as required by the State law without additional reductions in City services or entitlement programs or tax or other revenue increases which could adversely affect the City's economic base.

     Pursuant to the laws of the State, the Mayor is responsible for preparing the City's four-year financial plan, including the City's current financial plan for the 1997 through 2000 fiscal years (the "1997-2000 Financial Plan" or "City Financial Plan"). The City's projections set forth in the City Financial Plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.

     Implementation of the City Financial Plan is also dependent upon the City's ability to market its securities successfully in the public credit markets. The City's financing program for fiscal years 1997 through 2000 contemplates the issuance of $9 billion of general obligation bonds and $3.8 billion of bonds to be issued by the New York City Transitional Finance Authority (the "Transitional Finance Authority") primarily to reconstruct and rehabilitate the City's infrastructure and physical assets and to make capital investments. The Transitional Finance Authority was proposed by the City to avoid its constitutional debt limit. Legislation creating the Transitional Finance Authority was signed into law by the Governor on March 5, 1997. In addition, the City issues revenue notes and tax anticipation notes to finance its seasonal working capital requirements. The success of projected public sales of City bonds and notes and Transitional Finance Authority bonds will be subject to prevailing market conditions, and no assurance can be given that such sales will be completed. If the City were unable to sell its general obligation bonds and notes or the Transitional Finance Authority were unable to sell its bonds, the City would be prevented from meeting its planned operating and capital expenditures.

     1997-2000 FINANCIAL PLAN. On November 14, 1996, the City published the City Financial Plan for the 1997 through 2000 fiscal years, which is a modification to the City Financial Plan submitted by the City to the New York State Financial Control Board (the "Control Board") on June 21, 1996 (the "June Financial Plan"). The June Financial Plan set forth proposed actions by the City including cost containment in entitlement programs, City agency spending reductions, additional State aid, revenue initiatives and pension savings to close a previously projected gap of approximately $2.6 billion for the 1997 fiscal year (July 1, 1996-June 30, 1997). The City Financial Plan takes into account actual receipts and expenditures and changes in forecast revenues and expenditures since the June Financial Plan and projects revenues and expenditures for the 1997 fiscal year balanced in accordance with GAAP. Changes since the June Financial Plan made in the City Financial Plan for the 1997 fiscal year include an increase in projected tax revenues, a delay in the assumed receipt of certain rent payments for the City airports from the 1997 fiscal year to the 1998 and 1999 fiscal years, a reduction in assumed State and Federal aid, increases in overtime, Board of Education and other expenditures, a reduction in pension costs, and additional agency actions including personnel reductions. The City Financial Plan also sets forth projections for the 1998 through 2000 fiscal years and outlines a proposed gap-closing program to close projected budget gaps of $1.2 billion, $2.1 billion and $3.0 billion for the 1998 through 2000 fiscal years, respectively, after successful implementation of the gap-closing program for the 1997 fiscal year.

     The City's projections set forth in the City Financial Plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Such assumptions and contingencies include the condition of the regional and local economies, the impact on real estate tax revenues of the real estate market, employment growth, wage increases for City employees consistent with those assumed in the City Financial Plan, continuation of interest earning assumptions for pension funds assets, the ability of the City's hospital and educational entities maintain balanced budgets, provision and mandate relief of State and Federal aid, the impact of proposed Federal and State welfare reforms on City revenues and adoption of the budget by the City Council in substantially the form submitted by the Mayor.

     The City Financial Plan is also subject to the ability of the City to implement the expenditure reductions and to obtain the savings outlined in the City Financial Plan. In addition, the City may incur expenditures which exceed those projected in the City Financial Plan. There can be no assurance that additional gap-closing measures will not be required to enable the City to achieve a balanced budget in a particular fiscal year. Certain of the proposed actions are subject to negotiation with the City's municipal unions. Various other actions proposed for the 1998 through 2000 fiscal years are subject to approval by the Governor and the State Legislature and the proposed reductions in spending for entitlement programs may be subject to legal challenge.

     The City depends on the State for State aid both to enable the City to balance its budget and to meet its cash requirements. If the State experiences revenue shortfalls or spending increases beyond its projections during its 1996-1997 fiscal year or subsequent fiscal years, such developments could result in reductions in anticipated State aid to the City. In addition, there can be no assurance that State budgets in future fiscal years will be adopted by the April 1 statutory deadline and that there will not be adverse effects on the City's cash flow and additional City expenditures as a result of such reductions or delays.

     The City's financial plans have been the subject of extensive public comment and criticism. On December 10, 1996, the City Comptroller issued a report stating that the City Financial Plan includes potential risks of $200 million for the 1997 fiscal year. The City Comptroller's report also identified total budget risks of up to $1.88 billion, $2.89 billion and $3.59 billion for the City's 1998, 1999 and 2000 fiscal years, respectively. On December 17, 1996, the Control Board issued a report on the City Financial Plan which identified risks totaling $286 million, $1.2 billion, $1.3 billion and $1.1 billion for the 1997 through 2000 fiscal years, respectively. On December 12, 1996, the Office of the State Deputy Comptroller of New York (the "OSDC") issued a report which reviewed the City Financial Plan and concluded that a budget gap of $38 million and net additional risks of $229 million exist for the 1997 fiscal year. The OSDC report projected budget gaps of $1.3 billion, $2.2 billion and $3.0 billion for the 1998 through 2000 fiscal years, respectively. It also identified net additional risks of $1.3 billion, $1.2 billion and $1.1 billion for the 1998 through 2000 fiscal years, respectively. On October 31, 1996, the City's Independent Budget Office (the "IBO") released a report assessing the costs that could be incurred by the City as a result of recent Federal welfare reforms. Assuming continued moderate economic performance, the IBO report projects that the City's cost of providing welfare could increase by $33 million in 1999, growing to $269 million by 2002. Moreover, if the requirement that all recipients work after two years of receiving benefits is enforced, these additional costs could total $723 million in 1999 and approximately $1 billion annually through 2002, reflecting substantial costs for worker training and supervision of new workers and increased child care costs. The report further noted that, if economic performance weakened, resulting in an increased number of public assistance cases, potential costs to the City could substantially increase. It is reasonable to expect that such reports will continue to be issued and to engender public comment.

     RATINGS. As of January 28, 1997, Moody's Investors Services, Inc. ("Moody's") rated the City's outstanding general obligation bonds "Baa1", Standard & Poor's Ratings Services ("Standard & Poor's") rated such bonds "BBB+" and Fitch Investors Service ("Fitch") rated such bonds "A--". On July 10, 1995, Standard & Poor's revised downwards its ratings on outstanding general obligation bonds of the City from "A--" to "BBB+". On November 25, 1996, Standard & Poor's issued a report which stated that, if the City reached its debt limit without the ability to issue bonds through other means, it would cause deterioration in the City's infrastructure and significant cutbacks in the City's capital plan which would eventually impact the City's economy and revenues, and could have eventual negative credit implications. On February 28, 1996, Fitch placed the City's general obligation bonds on FitchAlert with negative implications. On November 5, 1996, Fitch removed the City's general obligation bonds from FitchAlert, although Fitch stated that the outlook remains negative. Such ratings reflect only the view of Moody's, Standard & Poor's and Fitch, from which an explanation of the significance of such ratings may be obtained. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any such downward revision or withdrawal could have an adverse effect on the market prices of City bonds.

     OUTSTANDING INDEBTEDNESS. As of September 30, 1996, the City had approximately $25.1 billion of long-term debt and as of October 24, 1996, the New York City Municipal Water Finance Authority (the "Water Authority") had approximately $6.6 billion of aggregate principal amount of outstanding bonds and $400 million aggregate principal amount of outstanding commercial paper notes.

     Debt service on Water Authority obligations is secured by fees and charges collected from the users of the City's water and sewer system. State and Federal regulations require the City's water supply to meet certain standards to avoid filtration. The City's water supply now meets all technical standards and the City's current efforts are directed toward protection of the watershed area. The City has taken the position that increased regulatory, enforcement and other efforts to protect its water supply, relating to such matters as land use and sewage treatment, will preserve the need for filtration. The U.S. Environmental Protection Agency has granted the City a waiver of filtration regulations through December 15, 1996 and has stated it will issue a waiver through April, 2002 if the City and State implement certain protective actions estimated to cost approximately $400 million. Preliminary estimates of the costs of such filtration are from $4 to $8 billion. Such an expenditure could cause significant increases in City water and sewer charges.

     LITIGATION. The City is a defendant in a significant number of lawsuits. Such litigation includes, but is not limited to, routine litigation incidental to the performance of its governmental and other functions, actions commenced and claims asserted against the City arising out of alleged constitutional violations, alleged torts, alleged breaches of contracts and other alleged violations of law and condemnation proceedings and other tax and miscellaneous actions. While the ultimate outcome and fiscal impact, if any, on the proceedings and claims are not currently predictable, adverse determination in certain of them might have a material adverse effect upon the City's ability to carry out the City Financial Plan. As of June 30, 1996, the City estimated its potential future liability on account of all outstanding claims to be approximately $2.8 billion.

NEW YORK STATE

     CURRENT ECONOMIC OUTLOOK. The national economy began to expand in 1991 and has added over 11 million jobs since early 1992. Although the State has added approximately 240,000 jobs since late 1992, employment growth in the state has been hindered during recent years by significant cutbacks in the computer and instrument manufacturing, utility, defense and banking industries.

     The State expected New York's economy to continue to expand modestly during 1996. Moderate growth is projected to continue in 1997 for employment, wages, and personal income, followed by a slight slowing in 1998. On an average annual basis, the State's employment growth is projected to be 0.7 percent in 1996, 0.8 percent in 1997, and 0.6 percent in 1998 while personal income growth is projected to be 5.2 percent in 1996, 4.5 percent in 1997, and 4.2 percent in 1998.

     STATE FINANCIAL PLAN FOR THE 1996-1997 FISCAL YEAR. The State's budget for its 1996-1997 fiscal year (April 1, 1996-March 31, 1997) was enacted by the State Legislature on July 13, 1996, more than three months after the start of the fiscal year. Prior to adoption of the budget, the State Legislature enacted appropriations for disbursements considered to be necessary for State operations and other purposes, including all necessary appropriations for debt service.
The State Financial Plan for the 1996-1997 fiscal year (the "State Financial Plan") is based on the State's budget as enacted by the Legislature and signed into law by the Governor, as well as actual results through the third quarter of the 1996-1997 fiscal year.

     The State Financial Plan projects a General Fund balanced on a cash basis with total projected receipts of $34.159 billion and total projected disbursements of $32.895 billion. The State of Financial Plan includes gap-closing actions to offset a previously projected budget gap of $3.9 billion. Such gap-closing actions include, among others, reductions in the State workforce, spending reductions in health care and education programs, projected increases in tax collections, and pension and debt service savings. Despite a projected budget surplus in the 1996-1997 fiscal year, there can be no assurance that additional gap-closing measures will not be required and there is no assurance that any such measures will enable the State to achieve a balanced budget for its 1996-1997 fiscal year.

     On January 14, 1997, the Governor released the Executive Budget for the State's 1997-1998 fiscal year (the "Executive Budget") which the State Legislature must enact and the Governor must sign in order to become law. The 1997-1998 Financial Plan projects General Fund receipts of $32.88 billion, a decrease of $88 million from the 1996-1997 fiscal year projected level. General Fund disbursements are projected at $32.84 billion, a decrease of $56 million from projected spending levels for the 1996-1997 fiscal year. The Executive Budget projects balance on a cash basis but identifies a potential budget gap of approximately $2.3 billion due primarily to the effect of implementation of previously enacted tax reduction programs, the loss of non-recurring revenues available in the 1996-1997 fiscal year, growth in Medicaid, collective bargaining agreements, and higher fixed costs such as pensions and debt service. Proposed gap-closing actions in the Executive Budget include cost containment in State Medicaid, spending reductions, the use of a portion of a projected 1996-1997 fiscal year budget surplus, and other actions. The Executive Budget also anticipates a significant increase in Federal aid to the State related to the Medicaid program and the new Federal welfare block grant. There can be no assurance that the Executive Budget will be enacted as proposed, the cost containment and spending reduction programs can be implemented as proposed or the anticipated increase in Federal aid will materialize as expected.

     The Executive Budget projects budget imbalances of $988 million for the 1998-1999 fiscal year and $1.224 billion for 1999-2000 which are expected to be closed primarily through spending reductions. The Executive Budget contains several new tax initiatives which are projected to reduce total receipts by $170 million in the 1997-1998 fiscal year. In addition, there has been discussion of additional tax reductions, beyond those reflected in the State's current projections for the 1997-1998 fiscal year that, if enacted, could make it more difficult to achieve budget balance over this period.

     The State Financial Plan and the Executive Budget are based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. Many uncertainties exist in forecasts of both the national and State economies, including consumer attitudes toward spending, Federal financial and monetary policies, the availability of credit and the condition of the world economy, which could have an adverse effect on the State. There can be no assurance that the State economy will not experience worse-than-predicted results in the 1996-1997 and subsequent fiscal years, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

     Owing to these and other factors, the State may face substantial potential budget gaps in future years resulting from a significant disparity between tax revenues from a lower recurring receipts base and the spending required to maintain State programs at mandated levels. Any such recurring imbalance would be exacerbated by the use by the State of nonrecurring resources to achieve budgetary balance in a particular fiscal year. To correct any recurring budgetary imbalance, the State would need to take significant actions to align recurring receipts and disbursements in future fiscal years.

     The State Financial Plan contains actions that provide nonrecurring resources or savings as well as actions that impose baseline losses of receipts. The Division of the Budget estimates the net amount of nonrecurring resources used in the State Financial Plan to be at least $1.3 billion and approximately $66 million for the State's 1997-1998 Financial Plan. In addition to these nonrecurring actions, the adoption of the three-year 20% reduction in the State's personal income tax in combination with business tax reductions enacted in 1994 will reduce State tax receipts by as much as $4.5 billion by the 1997-1998 fiscal year.

     The Governor is required to submit a balanced budget to the State Legislature and has indicated that he will close any potential imbalances in the State's 1997-1998 Financial Plan primarily through General Fund expenditure reductions and without increases in taxes or deferrals of scheduled tax reductions. The State's 1997-1998 Financial Plan reflects, and the 1998-1999 Financial Plan is expected to reflect, a continuing strategy of substantially reduced state spending. There can be no assurance, however, that the State's actions will be sufficient to preserve budget balances in the then current or future fiscal years.

     On August 22, 1996, the President signed into law the Personal Responsibility and Work Opportunity Reconciliation Act of 1996. The new law abolishes the Federal Aid to Families with Dependent Children program, and creates a new Temporary Assistance to Needy Families program (TANF) funded with a fixed Federal block grant to states. The new law also imposes (with certain exceptions) a five-year durational limit on TANF recipients, requires that virtually all recipients be engaged in work or community service activities within two years of receiving benefits, and limits assistance provided to certain immigrants and other classes of individuals. States are required to comply with the new Federal welfare reform law no later than July 1, 1997. States who fail to meet these Federally mandated job participation rates, or who fail to conform with certain other Federal standards, face potential sanctions in the form of a reduced Federal block grant.

     On October 16, 1996, the Governor submitted the State's TANF implementation plan to the Federal government as required under the new Federal welfare law. Submission of this plan to the Federal government requires New York State to begin compliance with certain time limits on welfare benefits and permits the State to become eligible for approximately $2.36 million in Federal block grant funding. On December 13, 1996, the States's plan was approved by the Federal government. The Governor has introduced legislation necessary to conform with Federal law for consideration by the Legislature in the 1997 legislative session. Given the size and scope of the changes required under Federal law, it is likely that these proposals will produce extensive public discussions. There can be no assurances that the State legislature will enact welfare reform proposals as submitted by the Governor and as required under Federal law.

     It is expected that funding levels provided under the Federal TANF block grant will be higher than currently anticipated in the State Financial Plan. However, the net fiscal impact of any changes to the State's welfare programs that are necessary to conform with Federal law will be dependent upon such factors as the ability of the State to avoid any Federal fiscal penalties, the level of additional resources required to comply with any new State and/or Federal requirements, and the division of non-Federal welfare costs between the State and its localities.

     Uncertainties with regard to both the economy and potential decisions at the Federal level add further pressure on future budget balance in New York State. Specific budget proposals being discussed at the Federal level but not included in the State's current economic forecast would (if enacted) have a disproportionately negative impact on the longer-term outlook for the State's economy as compared to other states.

     The State anticipates that its capital programs will be financed, in part, by State and public authorities borrowings in the 1996-1997 fiscal year. The State expects to issue $411 million in general obligations bonds (including $153.6 million for purposes of redeeming outstanding Bond Anticipation Notes ("BANs")), and $154 million in general obligation commercial paper. The Legislature has also authorized up to $101 million in certificates of participation during the State's 1996-1997 fiscal year for equipment purchases. Borrowings by public authorities pursuant to lease-purchase and contractual-obligation financings for capital programs of the State are projected to aggregate $2.7 billion.

     PRIOR FISCAL YEARS. The State ended its 1995-1996 fiscal year in balance, with a reported 1995-1996 General Fund cash surplus of $445 million. Prior to adoption of the State's 1995-1996 fiscal year budget, the State had projected a potential budget gap of approximately $5 billion, which was closed primarily through spending reductions, cost containment measures, State agency actions and local assistance reforms.

     In July 1995, the State Comptroller issued its audit of the State's 1994-1995 fiscal year prepared in accordance with generally accepted auditing standards. The State completed its 1994-1995 fiscal year with a General Fund operating deficit of $1.426 billion, as compared with an operating surplus of $914 million for the previous fiscal year. The 1994-1995 fiscal year deficit was caused by several factors, including the use of $1.026 billion of the 1993-1994 fiscal year surplus in the 1994-1995 fiscal year and the adoption of changes in accounting methodologies by the State Comptroller.

     LOCAL GOVERNMENT ASSISTANCE CORPORATION. In 1990, as part of a State fiscal reform program, legislation was enacted creating the Local Government Assistant Corporation (the "LGAC"), a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. As of June 1995, LGAC has issued bonds to provide net proceeds of $4.7 billion completing the program. The impact of LGAC's borrowing is that the State is able to meet its cash flow needs without relying on short-term seasonal borrowing.

     FINANCING ACTIVITIES. State financing activities include general obligation debt of the State and State-guaranteed debt, to which the full faith and credit of the State has been pledged, as well as lease-purchase and contractual-obligation financings, moral obligation financings and other financings through public authorities and municipalities, where the State's obligation to make payments for debt service is generally subject to annual appropriation by the State Legislature.

     As of March 31, 1996, the total amount of outstanding general obligation debt was approximately $5.047 billion, including $293 million in BANs. The total amount of moral obligation debt was approximately $7.269 billion, and $20.343 billion of bonds issued primarily in connection with lease-purchase and contractual-obligation financing of State capital programs were outstanding.

     PUBLIC AUTHORITIES. The fiscal stability of the State is related, in part, to the fiscal stability of its public authorities. Public authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. As of September 30, 1995, the most recent date for which such information is available, there were 17 public authorities that had outstanding debt of $100 million or more and the aggregate outstanding debt, including refunding bonds, of these 17 public authorities was $73.45 billion. The State's access to the public credit markets could be impaired and the market price of its outstanding debt may be adversely affected, if any of its public authorities were to default in their respective obligations.

     RATINGS. Currently, Moody's, Standard & Poor's and Fitch rate New York State's outstanding general obligation bonds "A2", "A-" and "A+", respectively. Ratings reflect only the respective views of such organizations, and explanation of the significance of such ratings must be obtained from the rating agency furnishing the same. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgement of the agency originally establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the market price of the New York State Obligations in which the New York Fund invests.

     LITIGATION. The State is a defendant in numerous legal proceedings including, but not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and Federal laws. State programs are frequently challenged on State and Federal constitutional grounds. Adverse developments in legal proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced State Financial Plan in any given fiscal year. The State believes that the State Financial Plan includes sufficient reserves for the payment of judgments that may be required during the 1996-1997 fiscal year. There can be no assurance, however, that an adverse decision in one or more legal proceedings would not exceed the amount of such reserves for the payment of judgments or materially impair the State's financial operations.

     OTHER LOCALITIES. Certain localities in addition to the City could have financial problems leading to requests for additional State assistance during the State's 1996-1997 fiscal year and thereafter. The potential impact on the State of such actions by localities is not included in the projections of the State receipts and disbursements in the State's 1996-1997 fiscal year.

     Fiscal difficulties experienced by the City of Yonkers ("Yonkers") resulted in the creation of the Financial Control Board for Yonkers (the "Yonkers Board") by the State in 1984. The Yonkers Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the Governor or the State Legislature to assist Yonkers could result in allocation of State resources in amounts that cannot yet be determined.

                                   APPENDIX C

                ECONOMIC AND FINANCIAL CONDITIONS IN PENNSYLVANIA

     THE FOLLOWING INFORMATION IS A BRIEF SUMMARY OF FACTORS AFFECTING THE ECONOMY OF THE COMMONWEALTH AND DOES NOT PURPORT TO BE A COMPLETE DESCRIPTION OF SUCH FACTORS. OTHER FACTORS WILL AFFECT ISSUERS. THE SUMMARY IS BASED PRIMARILY UPON ONE OR MORE PUBLICLY AVAILABLE OFFERING STATEMENTS RELATING TO DEBT OFFERINGS OF COMMONWEALTH ISSUERS; HOWEVER, IT HAS NOT BEEN UPDATED NOR WILL IT BE UPDATED DURING THE YEAR. THE TRUST HAS NOT INDEPENDENTLY VERIFIED THE INFORMATION.

     Many factors affect the financial condition of the Commonwealth of Pennsylvania (also referred to as the "Commonwealth") and its political subdivisions, such as social, environmental and economic conditions, many of which are not within the control of such entities. Pennsylvania and certain of its counties, cities and school districts and public bodies (most notably the City of Philadelphia) have from time to time in the past encountered financial difficulties which have adversely affected their respective credit standings. Such difficulties could affect outstanding obligations of such entities, including obligations held by the Fund.

     The General Fund, the Commonwealth's largest fund, receives all tax revenues, non-tax revenues and Federal grants and entitlements that are not specified by law to be deposited elsewhere. The majority of the Commonwealth's operating and administrative expenses are payable from the General Fund. Debt service on all bonded indebtedness of the Commonwealth, except that issued for highway purposes or for the benefit of other special revenue funds, is payable from the General Fund.

     For the five year period from fiscal 1992 through fiscal 1996, revenues and other sources (determined on a "GAAP" basis) increased by an average annual rate of 4.6%. Intergovernmental revenues increased by an average annual rate of 13.2% due, in part, to an accounting change. Tax revenues during this period increased an average of 2.5% as modest economic growth, low inflation rates and several tax rate reductions and other tax reduction measures constrained growth of tax revenues. The tax reduction measure followed a $2.7 billion tax increase adopted for the 1992 fiscal year.

     Expenditures and other uses during the fiscal 1992 through fiscal 1996 period rose at an average annual rate of 6.0%, led by increases of 14.2% for protection of persons and property. A prison expansion program and other correctional program expenses are responsible for the large percentage increase in this area. Efforts to control costs for various social welfare programs and the presence of favorable economic conditions have led to a modest 5.6% increase for public health and welfare costs for the five year period.

     The fund balance at June 30, 1996 totaled $635.2 million, a $547.7 million increase from the balance of $87.5 million at June 30, 1992.

     Fiscal 1995 was the fourth consecutive fiscal year the Commonwealth reported an increase in the fiscal year-end unappropriated balance. The fiscal 1995 unappropriated surplus (prior to reserves for transfer to the Tax Stabilization Reserve Fund) was $540 million, an increase of $204.2 million over the fiscal 1994 unappropriated surplus (prior to transfers). Commonwealth revenues were $459.4 million (2.9%) above the estimate of revenues used at the time the budget was enacted. The higher than estimated revenues from tax sources were due to faster economic growth in the national and state economy than had been projected when the budget was adopted. Expenditures from

Commonwealth revenues (excluding pooled financing expenditures), including $65.5 million of supplemental appropriations enacted at the close of the 1995 fiscal year, totaled $15,674 million, representing an increase of 5% over spending during fiscal 1994.

     For GAAP purposes, the General Fund recorded a $49.8 million deficit for fiscal 1995, leading to a decline in the fund balance to $688.3 million at June 30, 1995. The two items which predominately contributed to the decline in the fund balance were (i) the use of a more comprehensive procedure to compute the liabilities for certain public welfare programs, leading to an increase for the year-end accruals, and (ii) a change in the methodology used to calculate the year-end accrual for corporate tax payables which increased the tax refund liability by $72 million for the 1995 fiscal year when compared to the previous fiscal year.

     The fiscal 1996 unappropriated surplus (prior to transfer to the Tax Stabilization Reserve Fund) was $183.8 million, $65.5 million above estimate. Net expenditures and encumbrances from Commonwealth revenues, including $113 million of supplemental appropriations (but excluding pooled financing expenditures) totalled $16,129.9 million. Expenditures exceeded available revenues and lapses by $253.2 million. The difference was funded from a planned partial drawdown of the $437 million fiscal year adjusted beginning unappropriated surplus.

     Commonwealth revenues (prior to tax refunds) for fiscal 1996 increased by $113.9 million over the prior year to $16,338.5 million (representing a growth rate of .7%). Tax rate reductions and other tax law changes substantially reduced the amount and rate of revenue growth for the fiscal year. It is estimated the tax changes enacted for the fiscal year reduced Commonwealth revenues by $283.4 million.

     For GAAP purposes, the fiscal 1996 fund balance was drawn down $53.1 million to $635.2 million. A planned drawdown of the budgetary unappropriated surplus during the fiscal year contributed to expenditures and other uses exceeding revenues and other sources by $28.0 million. As a result, the unreserved fund balance declined by $61.1 million, reducing the balance to $381.8 million at the end of fiscal 1996. Total revenues and other sources increased by 8.7% for the fiscal year, led by a 24.2% increase in intergovernmental revenues (due mainly to an accounting change in the way in which food stamps coupon revenue received from the federal government is counted as income to the Commonwealth). Expenditures and other uses increased by 8.6% for fiscal 1996.

     The enacted fiscal 1997 budget provides for expenditures from Commonwealth revenues of $16,375.8 million, an increase of .6% over appropriated amounts from Commonwealth revenues for fiscal 1996. The fiscal 1997 budget is based on anticipated Commonwealth revenues (before refunds) of $16,744.5 million, an increase over actual fiscal 1996 revenues of 2.5%. The revenue estimate includes provisions for a $15 million tax credit program enacted with the fiscal 1997 budget for businesses creating new jobs. Staggered corporation tax years will cause fiscal 1997 revenues to continue to be affected by the business tax reductions enacted during the two prior completed fiscal years. Those reductions, together with the new jobs, creation tax credit, cause revenue growth comparisons between fiscal 1996 and 1997 to be understated. When these tax changes are taken into account, revenues in the fiscal 1997 budget are anticipated to increase at the rate of 3%. The fiscal 1997 revenue estimate is based on a forecast of the national economy for real gross domestic product to slow to a growth rate of 2% for 1996 and below 1.5 percent for 1997. This is based on the assumption that the Federal Reserve Board does not cut interest rates and that foreign economic growth is weak. The consequence of this economic scenario is a U.S. economy with very low growth, slow gains in consumer spending, declining inflation rates, but increasing unemployment.

     Increased authorized spending for fiscal 1997 is driven largely by increased costs of the corrections and probation and payroll programs. The fiscal 1997 budget contains an appropriation increase in excess of $110 million for these programs. The fiscal 1997 budget also contains some departmental restructurings.

     Providing funding for certain programs increases required reductions and savings in other programs funded from the General Fund. A major reform of the current welfare system was enacted in May 1996 to encourage recipients toward self-sufficiency through work requirements, to provide temporary support for families showing personal responsibility and to maintain safeguards for those who cannot help themselves.

     The fiscal 1997 budget anticipated receiving $60 million of proceeds from the securitization of $151.7 million of loans held by the Sunny Day Fund. This fund was created to finance large-scale economic development loans to attract significant employment opportunities to the Commonwealth. Its funding was generally obtained from General Fund appropriations. The fund has been abolished and its loans have been transferred to the Pennsylvania Industrial Development Fund ("PIDA"). In September 1996, PIDA issued bonds secured by its loan revenues, including the Sunny Day Fund loans. These bond proceeds will be used to refund outstanding debt of the Commonwealth. The effect of this transaction on the fiscal 1997 budget is to reduce the amount of debt service needed to be appropriated from the General Fund by $84.7 million.

     The fiscal 1997 budget is based on the presumption that federally enacted reforms to Medicaid will raise the federal reimbursement percentage for those costs to 57% from an approximate 53% rate for fiscal 1996. The Higher reimbursement rate was anticipated to provide an additional $260 million of federal funds during fiscal 1997 and enable the Commonwealth to reduce its appropriations for the medical assistance program by a like amount for fiscal 1997. However, the U.S. Congress has not approved the legislation making these changes and current expectations are that additional federal funds will not be available at the time and in the amount as anticipated in the approved fiscal 1997 budget. The Commonwealth expects to use intergovernmental transfer funds obtained through a pooling transaction to help make up the loss of this funding.

     The fiscal 1997 budget assumes a drawdown of the $156.3 million fiscal year beginning unappropriated surplus to fund the enacted level of appropriations within the current estimate of revenues.

     Actual Commonwealth revenues for the fiscal year through January 1997 are $189.2 million above estimates levels. The higher than estimated revenues are attributed to economic conditions in the nation and the state exceeding the projections used to project revenues.

     On February 4, 1997, the Governor presented his proposed budget for fiscal 1998. Total Commonwealth revenues before reductions for refunds and proposed tax changes are estimated to be $17,339.2 million, 2.4% above revised estimates for fiscal 1997. Proposed appropriations total $16,915.7 million, a 2.7% increase over currently estimated fiscal 1997 appropriations. The proposed fiscal 1998 budget assumes a drawdown of the currently estimated $177.6 million unappropriated surplus at June 30, 1997. Four tax law proposals and a proposed increase transfer of taxes to a special purpose are included in the proposed budget. Together these items are estimated to reduce fiscal 1998 revenues by $66.9 million. All require legislative enactment.

     A disaster emergency was declared by the Governor and a federal major disaster declaration was made by the President of the United States for certain counties in the Commonwealth for a blizzard and subsequent flooding in January, 1996. Substantial damage to public and private facilities occurred and many municipalities' financial resources have been strained by the costs of responding to these weather-related conditions. A special session of the General Assembly was convened by the Governor to consider legislation to respond to these needs. Legislation was enacted that authorized $110 million of general obligation debt to provide for the state's share of the required match for federal public assistance and disaster mitigation funds. The legislation also appropriated $13 million from tax amnesty receipts to fund the state match for the federal individual assistance program, and authorized the use of current Motor License Fund revenues for capital projects to repair flood damaged state highways and bridges.

     Pennsylvania has historically been identified as a heavy industry state although that reputation has changed over the last thirty years as the coal, steel and railroad industries declined and the Commonwealth's business environment readjusted to reflect a more diversified industrial base. This economic readjustment was a direct result of a long-term shift in jobs, investment and workers away from the northeast part of the nation. Currently, the major sources of growth in Pennsylvania are in the service sector, including trade, medical and the health services, education and financial institutions.

     Nonagricultural employment in Pennsylvania over the last ten years increased at an annual rate of 1.02%. This compares to a .36% rate for the Middle Atlantic region and 1.8% rate for the United States as a whole during the period 1986 through 1995. For the last three years, employment in the Commonwealth has increased 3.4%, as compared to 2.9% growth in the Middle Atlantic region. The unemployment rate in Pennsylvania for January, 1997, stood at a seasonably adjusted rate of 4.7%. The seasonably adjusted national unemployment rate for January, 1997, was 5.4%.

     The current Constitutional provisions pertaining to Commonwealth debt permit the issuance of the following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster, (ii) electorate-approved debt, (iii) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years, and (iv) tax anticipation notes payable in the fiscal year of issuance. All debt except tax anticipation notes must be amortized in substantial and regular amounts.

     Debt service on all bonded indebtedness of Pennsylvania, except that issued for highway purposes or the benefit of other special revenue funds, is payable from Pennsylvania's General Fund, which receives all Commonwealth revenues that are not specified by law to be deposited elsewhere. As of June 30, 1996, the Commonwealth had $5,054.5 million of general obligation debt outstanding.

     Other state-related obligations include "moral obligations". Moral obligation indebtedness may be issued by the Pennsylvania Housing Finance Agency ("PHFA"), a state-created agency which provides financing for housing for lower and moderate income families, and The Hospitals and Higher Facilities Authority of Philadelphia, a municipal authority organized by the City of Philadelphia to, among other things, acquire and prepare various sites for use as intermediate care facilities for the mentally retarded. PHFA's bonds, but not its notes, are partially secured by a capital reserve fund required to be maintained by PHFA in an amount equal to the maximum annual debt service on its outstanding bonds in any succeeding calendar year. PHFA is not permitted to borrow additional funds as long as any deficiency exists in the capital reserve fund.

     The Commonwealth, through several of its departments and agencies, has entered into various agreements to lease, as lessee, certain real property and equipment, and to make lease payments for the use of such property and equipment. Some of those leases and their respective lease payments are, with the Commonwealth approval, pledged as security for debt obligations issued by certain public authorities or other entities within the state. All lease payments due from Commonwealth departments and agencies are subject to and dependent upon an annual spending authorization approved through the Commonwealth's annual budget process. The Commonwealth is not required by law to appropriate or otherwise provide monies from which the lease payments are to be made. The obligations to be paid from such lease payments are not bonded debt of the Commonwealth.

     Certain state-created agencies have statutory authorization to incur debt for which state appropriations to pay debt service thereon is not required. The debt of these agencies is funded by assets of, or revenues derived from, the various projects financed and is not a statutory or moral obligation of the Commonwealth. Some of these agencies, however, are indirectly dependent on Commonwealth operating appropriations. In addition, the Commonwealth maintains pension plans covering all state employees, public school employees and employees of certain state-related organizations. For their fiscal years ended in 1996, the State Employees' Retirement System had no accrued unfunded liability (or any surplus) and the Public School Employees' Retirement System had a total unfunded actuarial accrued liability of $1,459 million.

     The City of Philadelphia is the largest city in the Commonwealth with an estimated population of 1,585,577 according to the 1990 Census. Legislation providing for the establishment of Pennsylvania Intergovernmental Cooperation Authority ("PICA") to assist Philadelphia in remedying fiscal emergencies was enacted by the Pennsylvania General Assembly and approved by the Governor in June 1991. PICA is designed to provide assistance through the issuance of funding debt and to make factual findings and recommendations to Philadelphia concerning its budgetary and fiscal affairs. At this time, Philadelphia is operating under a five-year fiscal plan approved by PICA on April 30, 1996.

     PICA has issued $1.76 billion of its Special Tax Revenue Bonds. This financial assistance has included the refunding of certain city general obligation bonds, funding of capital projects and the liquidation of the Cumulative General Fund balance deficit as of June 30, 1992 of $224.9 million. the audited General Fund balance of Philadelphia as of June 30, 1996 shows a surplus of approximately $118.5 million, up from approximately $80.5 million as of June 30, 1995.

     No further bonds are to be issued by PICA for the purposes of financing a capital project or deficit as the authority for such bond sales expired December 31, 1994. PICA's authority to issue debt for the purpose of financing a cash flow deficit expired on December 31, 1996. Its ability to refund existing outstanding debt is unrestricted. PICA had $1,146.2 million in special revenue bonds outstanding as of June 30, 1996.

     There is various litigation pending against the Commonwealth, its officers and employees. In 1978, the Pennsylvania General Assembly approved a limited waiver of sovereign immunity. Damages for any loss are limited to $250,000 for each person and $1 million for each accident. The

Supreme Court held that this limitation is constitutional. Approximately 3,500 suits against the Commonwealth are pending.

     The following are among the cases with respect to which the Office of Attorney General and the Office of General Counsel have determined that an adverse decision may have a material effect on governmental operations of the
Commonwealth:

BABY NEAL V. COMMONWEALTH, ET AL.

     In 1990, the American Civil Liberties Union and other various named plaintiffs filed an action against the Commonwealth in Federal court seeking an order that would require the Commonwealth to provide additional funding for child welfare services. No figures for the amount of funding sought are available. However, a similar lawsuit filed in the Commonwealth Court of Pennsylvania was resolved through a court approved settlement which provides, among other things, for Commonwealth funding for such services in fiscal year 1991 and a commitment to pay Pennsylvania counties $30 million over five years.
 In December 1994, the Third Circuit Court of Appeals reversed the District Court's denial of the plaintiff's motion for class certification with respect to the interests of 16 minor plaintiffs. As a result, the District Court has recently certified the class and the parties have resumed discovery.

COUNTY OF ALLEGHENY V. COMMONWEALTH OF PENNSYLVANIA

     On December 7, 1987, the Supreme Court of Pennsylvania held that the statutory scheme for county funding of the judicial system is in conflict with the pennsylvania Constitution. However, judgment was stayed in order to afford the General Assembly an opportunity to enact appropriate funding legislation consistent with its opinion. Since that time, the Supreme Court has denied various actions and motions by several Pennsylvania municipalities to compel the Commonwealth to comply with the Supreme Court's 1987 decision or to restore funding for local courts and district Justices to levels existing in 1987. On December 7, 1992, the State Association of County Commissioners filed a new action in mandamus seeking to compel the Commonwealth to comply with the Supreme Court's decision in COUNTY OF ALLEGHENY. The Commonwealth has filed a response in opposition to the new action. The Court issued the writ on July 26, 1996, and appointed a special master to devise and submit a plan for implementation. It recently granted an extension of time within which the special master must file his report and announced the establishment of a committee comprised of members of the Executive Department, the Legislative Department and the special master, to develop an implementation plan. Following the issuance of the writ, the President Pro Tempore of the Senate and the Speaker of the House filed a petition seeking reconsideration from the Court. the General Assembly has yet to consider legislation implementing the Pennsylvania Supreme Court's judgment.

FIDELITY BANK V. COMMONWEALTH OF PENNSYLVANIA

     On November 30, 1989, Fidelity Bank, N.A. ("Fidelity") filed an action in challenging the constitutional validity of a 1989 amendment increasing the bank shares tax and related legislation. The Commonwealth Court ruled in favor of the Commonwealth finding no constitutional deficiencies in the tax increase, but invalidating one element of the legislation which provided a credit to new banks (the "new bank tax credit"). Fidelity, the Commonwealth and certain intervener banks appealed to the Pennsylvania Supreme Court. However, pursuant to a Settlement Agreement dated as of April 21, 1995, the Commonwealth agreed to enter a credit in favor of Fidelity in the amount of

$4,100,000 in settlement of the constitutional and non-constitutional issues. The credit represents approximately 5% of the potential claim of Fidelity, had the constitutional issues been resolved in its favor.

     Pursuant to a separate Settlement Agreement dated as of April 21, 1995, the Commonwealth also settled with the intervening banks with respect to issues concerning the new bank tax credit.

     Notwithstanding the foregoing settlements, other banks have filed protective petitions which are currently pending at the various administrative agencies challenging the validity of the 1989 tax increase. One or more of these banks may seek to raise the issues which were adjudicated by Fidelity, although not brought to resolution by the Pennsylvania Supreme Court.

PENNSYLVANIA ASSOCIATION OF RURAL AND SMALL SCHOOLS (PARSS) V. CASEY

     In January 1991, an association of rural and small schools and several other parties filed a lawsuit against then Governor Robert P. Casey and former Secretary of Education, Donald M. Carroll challenging the constitutionality of the Commonwealth system for funding local school districts. The litigation consists of two parallel cases, one in the Commonwealth Court of Pennsylvania and one in the United States District Court for the Middle District of Pennsylvania. The federal court case has been indefinitely stayed pending resolution of the state court case. The Commonwealth Court trial was held in January, 1997. The record remains open to permit respondents to cross-examine a surprise witness presented by Petitioners, and to permit respondents to present their own experts. The parties expect to complete all testimony in the spring of 1997.


AUSTIN V. DEPARTMENT OF CORRECTIONS, ET AL.

     In November 1990, the American Civil Liberties Union filed a class action lawsuit in the United States District Court for the Eastern District of Pennsylvania on behalf of inmate populations in various Pennsylvania correctional institutions, challenging the conditions of confinement and seeking injunctive relief. On January 17, 1995, the Court approved a Settlement Agreement between the parties, pursuant to which the Commonwealth paid $1.3 million in attorneys' fees to the plaintiffs' attorneys, with an additional $100,000 paid in connection with the dismissal of a preliminary injunction relating to certain health issues. The parties are presently complying with monitoring provisions outlined in the Settlement Agreement. The monitoring phase will expire on January 6, 1998. The attorneys' fees for the 3-year monitoring period will not exceed $60,000 in any one year.

ENVIROTEST/SYNTERRA PARTNERS

     On December 15, 1995, Envirotest Systems Corporation, Envirotest Partners ("Envirotest") and the Commonwealth of Pennsylvania entered into a Settlement Agreement pursuant to which the parties settled all claims which Envirotest might have against the Commonwealth arising from the suspension of an emissions testing program. Under the Settlement Agreement, Envirotest is to receive $145 million, with interest at 6% per annum, in payments of $25 million in 1995, and $40 million each in 1996, 1997 and 1998. An additional $11 million may be required to be paid in 1998 depending on the results of property liquidations by Envirotest. Pursuant to a Consent to Assignment entered into in November, 1996, Envirotest has assigned its right, title and interest in the base settlement.

PENNSYLVANIA HUMAN RELATIONS COMMISSION V. SCHOOL DISTRICT OF PHILADELPHIA, ET AL. V. COMMONWEALTH OF PENNSYLVANIA, ET AL.


     On November 3, 1995, the Commonwealth of Pennsylvania and the Governor of Pennsylvania, along with the City of Philadelphia and the Mayor of Philadelphia were joined as additional respondents in an enforcement action commenced in Commonwealth Court in 1973 by the Pennsylvania Human Relations Commission against the School District of Philadelphia pursuant to the Pennsylvania Human Relations Act. The enforcement action was pursued to remedy unintentional conditions of segregation in the public schools of Philadelphia. The Commonwealth and the City were joined in the "remedial phase" of the proceeding "to determine their liability, if any, to pay additional costs necessary to remedy the unlawful conditions found to exist in the Philadelphia public schools."

     On February 28, 1996, the School District of Philadelphia filed a third-party complaint against the Commonwealth of Pennsylvania asking Commonwealth Court to require the Commonwealth to "supply such funding as is necessary for full compliance with the November 28, 1994 and other remedial orders of the Commonwealth Court." In addition, a group of interveners on March 4, 1996 filed a third-party complaint against the Commonwealth of Pennsylvania and the City of Philadelphia requesting Commonwealth Court to declare that "it is the obligation of the Commonwealth and the City to supply the additional funds identified as necessary for the District to fully comply with the orders of the Commonwealth Court," and to require the Commonwealth and the City to supply such additional funding as is necessary for the District to comply with the orders.

     On April 30, 1996, Commonwealth Court Judge Doris A. Smith overruled the Commonwealth's and City's preliminary objections seeking dismissal of the claims against them. The Commonwealth and the City thereafter filed answers to the complaints, asserting numerous defenses. The Commonwealth also asserted a cross-claim against the City of Philadelphia claiming that if any party is liable, sole liability rests with the City, in the alternative, the Commonwealth argued that if it is held to be liable, it has a right of indemnity or of contribution against the City.

     Trial commenced on May 30, 1996. During the course of the trial, upon motion of the Commonwealth, the Pennsylvania Supreme Court on July 3, 1996 assumed extraordinary plenary jurisdiction and directed Judge Smith to conclude the proceedings within 60 days and to file with the Supreme Court findings of fact, conclusions of law and a final opinion.

     On August 20, 1996, Judge Smith issued an Opinion and Order pursuant to which judgment was entered in favor of the School District of Philadelphia and the interveners and against the Commonwealth of Pennsylvania and the Governor of Pennsylvania. Judgment was also entered in favor of the City of Philadelphia and the Mayor of Philadelphia with respect to the intervener's claim and on the cross-claim filed by the Commonwealth and Governor. The Judge ordered the Commonwealth and Governor to submit a plan to the Court within thirty days detailing the means by which the Commonwealth will effectuate the transfer of additional funds payable to the School District of Philadelphia to enable it to comply with the remedial order during fiscal year 1996-1997 and any future years during which the School District establishes its fiscal incapacity to fund the remedial programs. Judge Smith specifically found that "[b]ecause of the lack of adequate funds to comply with the remedial order, the School District is entitled to additional resources for 1996-1997 of $45.1 million."

     On August 30, 1996, the Commonwealth filed exceptions to the Findings of Fact, Conclusions of Law and Opinion and Order of Judge Smith along with a Motion to Vacate the purported Order and a Notice of Appeal and Jurisdictional Statement.

     On September 10, 1996, the Pennsylvania Supreme Court issued an order granting the Commonwealth's Motion to Vacate and directed its Prothonotary to establish a briefing schedule and date for oral argument. It also issued a further order limiting the issues to be addressed and stated that the Commonwealth Court is divested of jurisdiction of the matter and all further proceedings in the Commonwealth Court are stayed pending further order of the Supreme Court. The Supreme Court retained jurisdiction in the matter. On January 28, 1997, the Supreme Court issued an Order directing the parties to brief certain specific issues relative to the lower court proceedings.

RIDGE V. STATE EMPLOYEES' RETIREMENT BOARD

     On December 29, 1993, Joseph H. Ridge, a former judge of the Allegheny Court of Common Pleas, filed in the Commonwealth Court a Petition for Review in the Nature of Complaint in Mandamus and for a Declaratory Judgment against the State Employees' Retirement Board alleging that the use of gender distinct actuarial factors for benefits based upon his pre-August 1, 1983 service violates the equal protection and equal rights clauses of the Pennsylvania Constitution. The lawsuit requests that the petitioner's benefits be "topped up" to equal those that a similarly situated female would be receiving. A decision adverse to the Retirement Board could be applicable to other members of the State Employees' Retirement System and Public School Employees Retirement System. The Commonwealth Court granted the Retirement Board's preliminary objection to Judge Ridge's claims for punitive damages, attorneys fees and compensatory damages (other than a recalculation of his pension benefits should he prevail). On November 20, 1996, the Commonwealth Court heard oral arguments en banc on Judge Ridge's motion for judgment of the pleadings. A decision on that motion is pending. On February 13, 1997, the Commonwealth Court denied Judge Ridge's motion for judgment on the pleadings.


YESENIA MARRERRO, ET AL. V. COMMONWEALTH, ET AL.

     On February 24, 1997, five residents of the City of Philadelphia, on their own behalf, and on behalf of their school-aged children, joined by the City of Philadelphia, the School District of Philadelphia, and two non-profit organizations, filed in the Commonwealth Court a civil action for declaratory judgment against the Commonwealth of Pennsylvania, the General Assembly of Pennsylvania, the presiding officers of the General Assembly, the Governor of Pennsylvania, the State Board of Education, the Department of Education, and the Secretary of Education, claiming that the statutory education financing system is unconstitutional as applied to the School District of Philadelphia and that the system of funding public education violates the constitutional mandate to provide a thorough and efficient system of education in the City of Philadelphia. The lawsuit also alleges that a scheme for financing public education precludes the Commonwealth from providing the constitutionally required "thorough and efficient system of public education" in the circumstances faced by the School District of Philadelphia, and that the defendants have failed to provide the School District of Philadelphia with resources and other assistance necessary to provide all of its students with the quality of education to which they are constitutionally entitled. Among other things, the petitioners seek a declaration that the legislature must amend the present or enact new education legislation so as to assure that education funding for the School District of Philadelphia accounts and makes adequate provision for the greater and special educational challenges and needs of students in the School District in order to address their disadvantage.

                                      * * *

     Currently, Pennsylvania general obligation bonds are rated AA- by Standard & Poor's and Fitch, and A1 by Moody's. There can be no assurance that the economic conditions on which these ratings are based will continue or that particular bond issues will not be adversely affected by changes in economic or political conditions.

                                     Part C

                                OTHER INFORMATION



ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

     (a)  FINANCIAL STATEMENTS:

          Included in Part A:
          - Selected Per Share Data and Ratios for the ten years ended November 30, 1996

          Incorporated by reference in Part B:
          - Selected Per Share Data and Ratios for the five years ended November 30, 1996*
          - Statement of Assets and Liabilities at November 30, 1996*
          - Statement of Operations for the year ended November 30, 1996*
          - Statement of Changes in Net Assets for the years ended November 30, 1996 and 1995*
          - Notes to Financial Statements*
          - Report of Independent Accountants*


_______________
* Incorporated by reference to the Registrant's 1996 Annual Report to shareholders filed with the Securities and Exchange Commission for the year ended November 30, 1996 pursuant to Rule 30b2-1 under the Investment Company Act of 1940, as amended ("1940 Act").


     (b)  EXHIBITS:

          1. (a) Amended and Restated Articles of Incorporation of the Registrant.(1)
          1. (b) Articles of Amendment relating to name change of Sentinel Small Company Fund.(1)
          1. (c) Articles of Amendment relating to name change of Sentinel Short Maturity Government Fund.(1)
          2.      By-Laws of the Registrant, as amended.(1)
          3.      None.
          4. (a) Portion of the Articles of Incorporation and the By-Laws of the Registrant defining the rights of holders of Class A shares of each Fund as series of the Registrant.(2)
          4. (b)  Form of Class A Stock Certificates.(1)
          5. (a) Investment Advisory Agreement between the Registrant and Sentinel Advisors Company (the "Advisor"), dated as of
                  March 1, 1993.(3)
          5. (b) Form of Investment Advisory Agreement between the Registrant and the Advisor, dated as of June 1, 1997.
          5. (c) Form of Sub-Investment Advisory Agreement between the Registrant and the Advisor, dated as of June 1, 1997.
          6. Distribution Agreement between the Registrant and Sentinel Financial Services Company ("SFSC"), dated as of
                  March 1, 1993.(3)
          7.      None.
          8. Custody Agreement between the Registrant and Investors Fiduciary Trust Company ("IFTC"), dated December 1, 1989.(1)
          9. (a) Dividend Paying Agent Agreement between the Registrant and IFTC, dated

                    December 1, 1989.(1)
             (b)    Service Agreement between Sentinel Administrative Service
                    Corporation and IFTC, dated December 1, 1989.(1)
             (c)    Administrative Services Agreement between Sentinel
                    Administrative Service Corporation and IFTC, dated
                    December 1, 1989.(1)
             (d)    Fund Services Agreement between the Registrant and Sentinel
                    Administrative Services Company ("SASC"), dated as of
                    March 1, 1993.(3)
             (e)    Form of Agreement and Plan of Reorganization between the
                    Registrant and The Independence Capital Group of Funds,
                    Inc.(4)
          10.       Not Applicable.
          11.(a)    Consent of Price Waterhouse LLP, independent accountants for the Registrant.
          11.(b)    Consent of Coopers & Lybrand L.L.P., independent
                    accountants.
          12.       None.
          13.       None.
          14. (a)   Master Form of Keogh Plan.(1)
          14. (b)   Master Form of IRA.(1)
          14. (c)   Master Form of Prototype Pension Plan.(1)
          14. (d)   Master Form of Prototype Profit Sharing Plan.(1)
          14. (e)   Master Form of 403(b) Plan.(1)
          15. (a)   Class A Distribution Plan pursuant to Rule 12b-1 under the
                    1940 Act.(1)
          15. (b)   Amended Class B Distribution Plan pursuant to Rule 12b-1
                    under the 1940 Act.(1)
          16.       Schedule for computation of each performance quotation
                    provided in the Registration Statement in response to Item
                    22.(1)
          17.       Financial Data Schedules.
          18.       Amended Plan pursuant to Rule 18f-3 under the 1940 Act.(1)


________________________
(1) Incorporated by reference to the Exhibit of the same number to Post-Effective Amendments No. 54, 55, 56, 57 and 58 of the Registrant on Form N-1 and Post-Effective Amendments No. 61, 62, 63, 64, 67, 68, 71, 72, 76 and 77 of the Registrant on Form N-1A.
(2) Reference is made to Articles Fifth, Sixth, Seventh and Eighth of the Registrant's Articles of Incorporation, previously filed as Exhibit 1 to the Registration Statement; and to Paragraphs 4 through 12, 35 through 39, 43 through 45, 50 and 52 through 54 of the Registrant's By-Laws, previously filed as Exhibit 2 to the Registration Statement.
(3) Incorporated by reference to Exhibits 4, 6(b), 7(b), 13(b) and 13(g) to the Registration Statement of the Registrant on Form N-14, File No. 33-55000.
(4) Incorporated by reference to Appendix I to the Prospectus contained in the Registration Statement of the Registrant on Form N-14 filed with the Commission on January 6, 1995, File No. 33-88326.


ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL
          WITH THE REGISTRANT

          None.

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES

                                                       Number of Record Holders
          Title of Class                                  as of March 31, 1997
          --------------                                -----------------------

          Sentinel Small Company Fund                           11,801
          Sentinel Growth Fund                                   6,631
          Sentinel World Fund                                    5,127
          Sentinel Common Stock Fund                            47,774
          Sentinel Balanced Fund                                13,950
          Sentinel Bond Fund                                     4,011
          Sentinel New York Tax-Free Income Fund                   105
          Sentinel Tax-Free Income Fund                          2,644
          Sentinel Government Securities Fund                    3,668
          Sentinel Short Maturity Government Fund                1,517
          Sentinel U.S. Treasury Money Market Fund               4,695
          Sentinel High Yield Bond Fund                              0


ITEM 27.  INDEMNIFICATION

          See paragraphs 3, 4, 5 and 6 of Article SEVENTH of the Amended and Restated Articles of Amendment of the Registrant, incorporated by reference to Exhibit 1(a) to this Registration Statement.


          The existing Advisory Agreements (Exhibits 5(a) and (b) hereof) provide that in the absence of willful malfeasance, bad faith, gross negligence or reckless disregard of the obligations or duties thereunder on the part of the Advisor, the Advisor shall not be liable to the Registrant or to any shareholder of the Registrant for any act or omission in the course of, or connected with rendering services thereunder or for any losses that may be sustained in the purchase, holding or selling of any security.

          In addition, the Registrant maintains a directors and officers liability insurance policy with maximum coverage of $15 million under which the directors and officers of the Registrant are named insureds.

          Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and therefore is unenforceable. In the event that a claim for indemnification against such liabilities (other than for expenses paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant, unless the matter has been settled by controlling precedent in the opinion of its counsel, will submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.


ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

          Information on the Advisor is incorporated by reference to the Prospectus included in this Registration Statement.

          Partners of the Advisor
          -----------------------
          Sentinel Management Co. - Managing General Partner
          Sentinel Advisors, Inc. - General Partner
          Provident Mutual Management Co., Inc. - General Partner
          HTK of Delaware, Inc. - General Partner

          Officers of the Advisor
          -----------------------

          Keniston P. Merrill, Chief Executive Officer

          Rodney A. Buck, Senior Vice President

          Richard D. Temple, Vice President

          David M. Brownlee, Vice President

          Robert L. Lee, Vice President

          Kenneth J. Hart, Vice President

          Richard A. Pender, Vice President

          Bruce R. Bottamini, Vice President

          Thomas H. Brownell, Vice President

          William C. Kane, Vice President

          Kay L. Edson, Vice President

          Henry J. Restaino, Vice President

          Dean R. Howe, Vice President and Treasurer

          Lisa M. Pettrey, Secretary

          Each of the above officers, except for Mr. Merrill, is also an officer or employee of National Life Insurance Company or its subsidiary, National Life Investment Management Company, Inc. The principal business address of each such company is National Life Drive, Montpelier, Vermont 05604.

ITEM 29.  PRINCIPAL UNDERWRITERS

     (a) The Registrant's principal underwriter, SFSC, also serves as principal underwriter for Sentinel Pennsylvania Tax-Free Trust.

     (b)  As to each officer of SFSC:

                                                            Positions and
Name and Principal            Positions and Offices         Offices with
Business Address                   with SFSC                the Registrant
------------------            ---------------------         --------------

Joseph M. Rob                 Chief Executive Officer       President

Julie B. Hendrickson          President and Chief           None
                              Operating Officer

John M. Grab, Jr.             Senior Vice President         Vice President
                              and Chief Financial
                              Officer

Brian K. Martin               Treasurer                     None

     The principal business address of all such persons is National Life Drive, Montpelier, Vermont 05604.

     (c)  Not applicable.


ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

     The following maintain physical possession of each account book or other documents required by Section 31(a) of the 1940 Act and the Rules promulgated thereunder.

     (a)  Sentinel Administrative Service Company
          National Life Drive
          Montpelier, Vermont 05604
          Rule 31a-1(a)
          Rule 31a-1(b)(1)(2)(3)(4)(5)(6)(7)(8)
          Rule 31a-2(a)(b)(c)(f)

     (b)  Sentinel Advisors Company
          National Life Drive
          Montpelier, Vermont 05604
          Rule 31a-1(a)(9)(10)(11)
          Rule 31a-1(d)(f)
          Rule 31a-2(a)(c)(f)

     (c)  Sentinel Financial Services Company
          National Life Drive
          Montpelier, Vermont  05604
          Rule 31a-1(d)
          Rule 31a-2(c)


ITEM 31.  MANAGEMENT SERVICES

          Not applicable.


ITEM 32.  UNDERTAKINGS

          Not applicable.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Montpelier and State of Vermont, on the 8th day of April, 1997.


                                        SENTINEL GROUP FUNDS, INC.
                                             (Registrant)


                                        By:  /s/ Keniston P. Merrill
                                             --------------------------
                                             Keniston P. Merrill
                                             Chairman


     As required by the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed by the following persons in the capacities on the date indicated.

Signature                     Title                              Date
---------                     -----                              ----

/s/ Keniston P. Merrill       Chairman                           April 8, 1997
--------------------------    (Chief Executive
Keniston P. Merrill           Officer)


Richard J. Borda*             Director
--------------------------
Richard J. Borda


Kalman J. Cohen*              Director
--------------------------
Kalman J. Cohen


Richard D. Farman*            Director
--------------------------
Richard D. Farman


John D. Feerick*              Director
--------------------------
John D. Feerick


Richard J. Johannesen, Jr.*   Director
--------------------------
Richard J. Johannesen, Jr.


Robert B. Mathias*            Director
--------------------------
Robert B. Mathias

Signature                     Title                              Date
---------                     -----                              ----

Deborah G. Miller*            Director
--------------------------
Deborah G. Miller

John Raisian*                 Director
--------------------------
John Raisian



Stanley R. Reber*             Director
--------------------------
Stanley R. Reber


Joseph M. Rob*                Director
--------------------------
Joseph M. Rob



Susan M. Sterne*              Director
--------------------------
Susan M. Sterne


Angela E. Vallot*             Director
--------------------------
Angela E. Vallot


/s/ John M. Grab, Jr.         Vice President                     April 8, 1997
--------------------------    and Principal Financial
John M. Grab, Jr.             and Accounting Officer


 *By /s/ Keniston P. Merrill
     ------------------------                                    April 8, 1997
     Keniston P. Merrill,
     Attorney-in-Fact

                      SENTINEL GROUP FUNDS, INC.

                          Power of Attorney
                          -----------------


     I, Joseph M. Rob, hereby authorize Keniston P. Merrill as attorney-in-fact, to sign on my behalf, individually and in my capacity as a Director of Sentinel Group Funds, Inc. (the "Company"), the Company's Registration Statement on Form N-1A (including any post-effective amendments thereto), and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

Dated: April 8, 1997


                                       __________/s/ Joseph M. Rob__________

                                  EXHIBIT INDEX


Exhibit
Number
-------

5(b) Form of Investment Advisory Agreement between the Registrant and the Advisor, dated as of June 1, 1997.

5(c) Form of Sub-Investment Advisory Agreement between the Registrant and the Advisor, dated as of June 1, 1997.

11(a) Consent of Price Waterhouse LLP, independent accountants to the Registrant

11(b)     Consent of Coopers & Lybrand L.L.P., independent accountants

17        Financial Data Schedules